AMENDED AND RESTATED DECLARATION OF TRUST



                             CT CONVERTIBLE TRUST I



                            DATED AS OF MAY 10, 2000




932747.9

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                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I      INTERPRETATION AND DEFINITIONS.....................................................................2
                  SECTION 1.1.      Definitions...................................................................2

ARTICLE II     TRUST INDENTURE ACT................................................................................9
                  SECTION 2.1.      Trust Indenture Act: Application..............................................9
                  SECTION 2.2.      Lists of Holders of Securities................................................9
                  SECTION 2.3.      Reports by the Institutional Trustee.........................................10
                  SECTION 2.4.      Periodic Reports to Institutional Trustee....................................10
                  SECTION 2.5.      Evidence of Compliance with Conditions Precedent.............................10
                  SECTION 2.6.      Events of Default; Waiver....................................................10
                  SECTION 2.7.      Event of Default; Notice.....................................................12

ARTICLE III    ORGANIZATION......................................................................................12
                  SECTION 3.1.      Name.........................................................................12
                  SECTION 3.2.      Office.......................................................................13
                  SECTION 3.3.      Purpose......................................................................13
                  SECTION 3.4.      Authority....................................................................13
                  SECTION 3.5.      Title to Property of the Trust...............................................13
                  SECTION 3.6.      Powers and Duties of the Regular Trustees....................................14
                  SECTION 3.7.      Prohibition of Actions by the Trust and the Trustees.........................16
                  SECTION 3.8.      Powers and Duties of the Institutional Trustee...............................16
                  SECTION 3.9.      Certain Duties and Responsibilities of the Institutional Trustee.............18
                  SECTION 3.10.     Certain Rights of Institutional Trustee......................................20
                  SECTION 3.11.     Delaware Trustee.............................................................22
                  SECTION 3.12.     Execution of Documents.......................................................22
                  SECTION 3.13.     Not Responsible for Recitals or Issuance of Securities.......................22
                  SECTION 3.14.     Duration of Trust............................................................22
                  SECTION 3.15.     Mergers......................................................................22

ARTICLE IV     SPONSOR...........................................................................................24
                  SECTION 4.1.      Sponsor's Acquisition of Common Securities...................................24
                  SECTION 4.2.      Responsibilities of the Sponsor..............................................24

ARTICLE V      TRUSTEES..........................................................................................24
                  SECTION 5.1.      Number of Trustees...........................................................24
                  SECTION 5.2.      Delaware Trustee.............................................................25
                  SECTION 5.3.      Institutional Trustee; Eligibility...........................................25
                  SECTION 5.4.      Certain Qualifications of Regular Trustees and Delaware
                                    Trustee Generally............................................................25
                  SECTION 5.5.      Regular Trustees.............................................................26
                  SECTION 5.6.      Appointment, Removal and Resignation of Trustees.............................27
                  SECTION 5.7.      Vacancies Among Trustees.....................................................27
                  SECTION 5.8.      Effect of Vacancies..........................................................27
                  SECTION 5.9.      Meetings.....................................................................27
                  SECTION 5.10.     Delegation of Power..........................................................28
                  SECTION 5.11.     Merger, Conversion, Consolidation or Succession to Business..................28

ARTICLE VI     DISTRIBUTIONS.....................................................................................28
                  SECTION 6.1.      Distributions................................................................28

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                                                                                                               Page


ARTICLE VII    ISSUANCE OF SECURITIES............................................................................29
                  SECTION 7.1.      General Provisions Regarding Securities......................................29
                  SECTION 7.2.      Execution and Authentication.................................................29
                  SECTION 7.3.      Form and Dating..............................................................30
                  SECTION 7.4.      Paying Agent.................................................................30

ARTICLE VIII   TERMINATION OF TRUST..............................................................................31
                  SECTION 8.1.      Termination of Trust.........................................................31

ARTICLE IX     TRANSFER OF INTERESTS.............................................................................32
                  SECTION 9.1.      Transfer of Securities.......................................................32
                  SECTION 9.2.      Transfer of Certificates.....................................................35
                  SECTION 9.3.      Deemed Holders of Securities.................................................35
                  SECTION 9.4.      Mutilated, Destroyed, Lost or Stolen Certificates............................35

ARTICLE X      LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
               TRUSTEES OR OTHERS................................................................................36
                  SECTION 10.1.     Liability....................................................................36
                  SECTION 10.2.     Exculpation..................................................................36
                  SECTION 10.3.     Fiduciary Duty...............................................................36
                  SECTION 10.4.     Indemnification..............................................................37
                  SECTION 10.5.     Outside Business.............................................................40

ARTICLE XI     ACCOUNTING........................................................................................40
                  SECTION 11.1.     Fiscal Year..................................................................40
                  SECTION 11.2.     Certain Accounting Matters...................................................40
                  SECTION 11.3.     Banking......................................................................41
                  SECTION 11.4.     Withholding..................................................................41

ARTICLE XII    AMENDMENTS AND MEETINGS...........................................................................41
                  SECTION 12.1.     Amendments...................................................................41
                  SECTION 12.2.     Meetings of the Holders of Securities; Action by Written Consent.............44

ARTICLE XIII   REPRESENTATIONS OF SPONSOR, INSTITUTIONAL TRUSTEE AND
               DELAWARE TRUSTEE..................................................................................45
                  SECTION 13.1.     Representations and Warranties of Institutional Trustee......................45
                  SECTION 13.2.     Representations and Warranties of Delaware Trustee...........................46
                  SECTION 13.3.     Representations, Warranties and Covenants of Sponsor.........................46

ARTICLE XIV    MISCELLANEOUS.....................................................................................47
                  SECTION 14.1.     Notices......................................................................47
                  SECTION 14.2.     Governing Law................................................................48
                  SECTION 14.3.     Intention of the Parties.....................................................48
                  SECTION 14.4.     Headings.....................................................................48
                  SECTION 14.5.     Successors and Assign........................................................48
                  SECTION 14.6.     Partial Enforceability.......................................................48
                  SECTION 14.7.     Counterparts.................................................................48
                  SECTION 14.8.     Accrued Distributions........................................................48


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                             CROSS-REFERENCE TABLE*



Section of Trust Indenture Act                           Section of
of 1939, as amended                             Amended and Restated Declaration
--------------------------------                --------------------------------
310(a)............................................. 5.3(a)
310(c)............................................. Inapplicable
311(c)............................................. Inapplicable
312(a)............................................. 2.2(a)
312(b)............................................. 2.2(b)
313................................................ 2.3
314(a)............................................. 2.4
314(b)............................................. Inapplicable
314(c)............................................. 2.5
314(d)............................................. Inapplicable
314(f)............................................. Inapplicable
315(a)............................................. 3.9(b)
315(c)............................................. 3.9(a)
315(d)............................................. 3.9(b)
316(a)............................................. Annex I
316(c)............................................. 3.6(e)


-----------------

* This Cross-Reference table does not constitute part of the Amended and Restated Declaration and shall not affect the interpretation of any of its terms or provisions.



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                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                             CT CONVERTIBLE TRUST I

                                  May 10, 2000

         AMENDED AND RESTATED DECLARATION OF TRUST ("Amended and Restated Declaration") dated and effective as of May 10, 2000, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Amended and Restated Declaration;

         WHEREAS, the Trustees and the Sponsor's predecessor established CT Convertible Trust I (the "Trust"), a trust under the Business Trust Act (as defined herein), pursuant to a certificate of trust filed with the Secretary of State of the State of Delaware on July 28, 1998 (the "Certificate of Trust"), for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain debentures (the "Original Debentures") of the Debenture Issuer (as defined herein) issued pursuant to a certain indenture, dated as of July 28, 1998 (the "Initial Indenture");

         WHEREAS, the Trustees and the Sponsor's predecessor executed a certain declaration of trust (the "Initial Declaration"), dated and effective as of July 28, 1998, by the Trustees, the Sponsor's predecessor and the holders, from time to time, of undivided beneficial interests in the Trust;

         WHEREAS, pursuant to a first supplemental indenture, dated as of January 28, 1999 (the "First Supplemental Indenture" and, together with the Initial Indenture, the "Indenture"), entered into upon consummation of the merger of the predecessor of the Sponsor with and into the Sponsor, the Sponsor has assumed all the obligations of its predecessor under the Original Debentures and the Indenture;

         WHEREAS, pursuant to the terms of the Initial Declaration, the Sponsor succeeded to the obligations of its predecessor under the Initial Declaration;

         WHEREAS, the Institutional Trustee, as defined herein, is the Holder of all of the Original Debentures outstanding as of the date hereof (the "Debenture Holder") in its capacity as Institutional Trustee under the Initial Declaration;

         WHEREAS, pursuant to the Initial Declaration (i) Vornado Realty L.P., a Delaware limited partnership ("VRLP"), EOP Operating Limited Partnership, a Delaware limited partnership ("EOPLP"), and Mellon Bank N.A., as trustee for General Motors Corporation Hourly-Rate Employes Pension Trust, a New York trust, and Mellon Bank N.A., as trustee for General Motors Salaried Employes Pension Trust, a New York trust (whose interests with respect to the Trust have been succeeded to by GM Trust, as defined herein) were issued an aggregate of $150,000,000 in liquidation amount of 8.25% step up convertible trust preferred securities (the "Original Convertible Preferred Securities") representing undivided beneficial interests in the assets of the Trust and (ii) the Sponsor was issued an aggregate of $4,650,000 in liquidation amount of 8.25% step up convertible trust common securities (the "Original Common Securities") representing undivided beneficial interests in the assets of the Trust;

         WHEREAS, the Sponsor and certain of its affiliates and certain affiliates of Citigroup Investments Inc., a Delaware corporation, are parties to that certain venture agreement, dated as of March 8, 2000 (the "Venture Agreement"), pursuant to which, among other things, the parties thereto will co-sponsor, commit to invest capital in, and manage, real estate mezzanine investment opportunity funds; provided, however, that prior to the commencement of such activity (i) the Sponsor, VRLP, EOPLP and GM Trust enter into a termination agreement that would terminate that certain co-investment agreement, dated as of July 28, 1999, among the parties thereto

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and (ii) the Sponsor, VRLP, EOPLP and GM Trust enter into a modification agreement that would amend the Indenture and the Initial Declaration in order to modify the terms of the Original Convertible Preferred Securities and the Original Common Securities to provide the Sponsor with significantly greater flexibility with regard to electing to be taxed as a REIT as required in the Venture Agreement;

         WHEREAS, each Holder of the Original Convertible Preferred Securities and the Original Common Securities has provided the Trustees with its irrevocable consent to this Amended and Restated Declaration which will establish and provide for the issuance by the Trust of Convertible Preferred Securities (as defined herein) with an aggregate liquidation amount of $150,000,000 and Common Securities (as defined herein) with an aggregate liquidation amount of $4,650,000; and

         WHEREAS, Section 12.1 of the Initial Declaration provides that such consent, together with the consent of each Trustee, is sufficient to amend the Initial Declaration;

         WHEREAS, the Indenture was amended and restated by the Amended and Restated Indenture;

         WHEREAS, pursuant to the Amended and Restated Indenture, the Sponsor has issued to the Institutional Trustee, in trust for the Trust and the holders of Convertible Preferred Securities and Common Securities, Convertible Debentures (as defined herein) with an aggregate principal amount of $92,524,000 and Non- Convertible Debentures (as defined herein) with an aggregate principal amount of $62,126,000;

         WHEREAS, all things necessary to make this Amended and Restated Declaration a valid agreement of the Sponsor and the Trustees and a valid amendment of and supplement to the Initial Declaration have been done.

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Amended and Restated Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Amended and Restated Declaration.


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1.      Definitions.

         Unless the context otherwise requires:

         (a) Capitalized terms used in this Amended and Restated Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Amended and Restated Declaration has the same meaning throughout;

         (c) all references to "the Declaration," "this Declaration," "the Amended and Restated Declaration" or "this Amended and Restated Declaration" are to this Amended and Restated Declaration as modified, supplemented or amended from time to time;


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         (d) all references in this Amended and Restated Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits of or to this Amended and Restated Declaration unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Amended and Restated Declaration unless otherwise defined in this Amended and Restated Declaration or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Agent" means any Paying Agent or Conversion Agent.

         "Amended and Restated Indenture" means that certain amended and restated indenture, dated as of the date hereof, between the Sponsor and Wilmington Trust Company, a banking corporation duly organized and existing under the laws of the State of Delaware, as trustee thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in New York, New York or Wilmington, Delaware are permitted or required by any applicable law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, units representing interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, including, with respect to partnerships, limited liability companies and business trusts, partnership interests (whether general or limited), limited liability company interests, beneficial interests and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, limited liability company or business trust, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

         "Capital Trust" has the meaning set forth under the definition of "Sponsor."

         "Certificate" means a Common Securities Certificate or a Convertible Preferred Securities Certificate.

         "Certificate of Trust" has the meaning specified in the first Whereas clause hereof.

         "Class A Common Stock" means the class A common stock, par value $.01 per share, of the Company.

         "Closing Price" has the meaning specified in Annex I.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.


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         "Common Securities" has the meaning specified in Section 7.1.

         "Common Securities Certificate" means a definitive certificate in fully registered form representing Common Securities, and setting forth the aggregate Convertible Amount (expressed in liquidation amount) and Non-Convertible Amount (expressed in liquidation amount) of the Common Securities represented, substantially in the form of Exhibit A-2.

         "Common Securities Guarantee" means the amended and restated guarantee agreement to be dated as of the date hereof of the Sponsor in respect of the Common Securities.

         "Common Stock" means the class A common stock, par value $.01 per share, of the Company and any other shares of capital stock as may constitute "Common Stock" under the Amended and Restated Indenture.

         "Company" means Capital Trust, Inc., a Maryland corporation.

         "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, stockholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "Conversion Agent" has the meaning specified in Section 7.4.

         "Convertible Amount" means such portion of the liquidation amount of any Security as is convertible into Class A Common Stock in accordance with
Section 5 of Annex I hereto. As of the date hereof, the aggregate Convertible Amount of outstanding Securities is $92,524,000.

         "Convertible Coupon Rate" has the meaning specified in Section 2(a)(i) of Annex I hereto.

         "Convertible Debentures" means the series of Convertible Debentures with an initial aggregate principal amount of $92,524,000 issued by the Debenture Issuer as of the date hereof under the Amended and Restated Indenture to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit B.

         "Convertible Debentures Payment Amount" has the meaning specified in
Section 6.1.

         "Convertible Preferred Securities" has the meaning specified in Section 7.1.

         "Convertible Preferred Securities Certificate" means a certificate representing Preferred Securities, and setting forth the aggregate Convertible Amount (expressed in liquidation amount) and Non-Convertible Amount (expressed in liquidation amount) of the Convertible Preferred Securities represented, substantially in the form of Exhibit A-1.

         "Convertible Preferred Securities Guarantee" means the amended and restated guarantee agreement to be dated as of the date hereof of the Sponsor in respect of the Convertible Preferred Securities.

         "Convertible Redemption Price" has the meaning specified in Section 4(a)(i) of Annex I.

         "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, Attention Corporate Trust Administration.


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         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Debenture Issuer" means Capital Trust, Inc., a Maryland corporation, in its capacity as issuer of the Debentures under the Amended and Restated Indenture.

         "Debenture Trustee" means Wilmington Trust Company, as trustee under the Amended and Restated Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures" means the Convertible Debentures and/or the Non-Convertible Debentures.

         "Delaware Trustee" has the meaning set forth in Section 5.1.

         "Direct Action" has the meaning set forth in Section 3.8.

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "EOPLP" has the meaning specified in the sixth Whereas clause hereof.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Amended and Restated Indenture) has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

         "Fiscal Year" has the meaning set forth in Section 11.1.

         "GM Trust" means State Street Bank and Trust Company, as trustee for General Motors Employes Global Group Pension Trust, a New York trust and successor to both General Motors Hourly-Rate Employes Pension Trust, a New York trust, and General Motors Salaried Employes Pension Trust, a New York trust.

         "Holder" means a Person in whose name a Certificate representing Securities is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Indemnified Person" means each Company Indemnified Person and each Fiduciary Indemnified Person.

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Institutional Trustee Account" has the meaning set forth in Section 3.8(c).

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in Annex I hereto.

         "Issuance Date" means May 10, 2000.


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         "Legal Action" has the meaning set forth in Section 3.6(g).

         "Liquidated Distribution" has the meaning specified in the terms of the Securities as set forth in Annex I.

         "List of Holders" has the meaning set forth in Section 2.2.

         "Majority in liquidation amount" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities, Holders of outstanding Convertible Amount of Convertible Preferred Securities, Holders of outstanding Non-Convertible Amount of Convertible Preferred Securities, Holders of outstanding Common Securities, Holders of outstanding Convertible Amount of Common Securities, Holders of outstanding Non-Convertible Amount of Common Securities, Holders of outstanding Convertible Amount of Securities or Holders of outstanding Non-Convertible Amount of Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class or of the outstanding Convertible Amount of Convertible Preferred Securities, of the outstanding Non-Convertible Amount of Convertible Preferred Securities, of the outstanding Convertible Amount of Common Securities, of the outstanding Non-Convertible Amount of Common Securities, of the outstanding Convertible Amount of Securities or of the outstanding Non-Convertible Amount of Securities, as the context requires.

         "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

         "Modification Agreement" means the Modification agreement, dated as of the date hereof, by and among the Sponsor, the Regular Trustees and the holders of the Original Convertible Preferred Securities.

         "Non-Convertible Amount" means such portion of the liquidation amount of any Security as is not convertible into Class A Common Stock pursuant to Annex I hereto. As of the date hereof, the aggregate Non- Convertible Amount of outstanding Securities is $62,126,000.

         "Non-Convertible Coupon Rate" has the meaning specified in Section 2(a)(ii) of Annex I hereto.

         "Non-Convertible Debentures" means the series of Non-Convertible Debentures with an initial aggregate principal amount of $62,126,000 issued as of the date hereof by the Debenture Issuer under the Amended and Restated Indenture to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit C.

         "Non-Convertible Debentures Payment Amount" has the meaning specified in Section 6.1.

         "Non-Convertible Redemption Price" has the meaning specified in Section 4(a)(ii) of Annex I.

         "Non-U.S. Person" means a Person other than a U.S. person (as such term is defined in Regulation S).

         "Offeror" has the meaning set forth in Section 9.1(e).


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



         "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Amended and Restated Declaration shall include:

         (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Original Common Securities" has the meaning specified in the sixth Whereas clause hereof.

         "Original Convertible Preferred Securities" has the meaning specified in the sixth Whereas clause hereof.

         "Original Debentures" has the meaning specified in the first Whereas clause hereof.

         "Original Securities" means the Original Common Securities and the Original Convertible Preferred Securities.

         "Paying Agent" has the meaning specified in Section 3.8(h).

         "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

         "Regular Trustee" has the meaning set forth in Section 5.1.

         "Regulation S" means Regulation S under the Securities Act or any successor provision.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly-owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice president, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

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



         "Restricted Securities" has the meaning specified in Section 9.1(d).

         "Rule 144A" means Rule 144A as promulgated under the Securities Act, or any successor rule.

         "Rule 144(k)" means Rule 144(k) as promulgated under the Securities Act, or any successor rule.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule.

         "Sales Notice" has the meaning set forth in Section 9.1(e).

         "Securities" means the Common Securities and the Convertible Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Securities Guarantees" means the Common Securities Guarantee and the Convertible Preferred Securities Guarantee.

         "Special Event" has the meaning set forth in Section 4(c) of Annex I hereto.

         "Sponsor" or "Capital Trust" means Capital Trust, Inc., a Maryland corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Successor Delaware Trustee" has the meaning set forth in Section
5.6(b).

         "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

         "Successor Securities" has the meaning set forth in Section 3.15(b).

         "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

         "Tax Event" has the meaning set forth in Annex I hereto.

         "Transfer Restriction Termination Date" means the earlier of the first date on which (i) the Securities and any shares of Class A Common Stock issued or issuable upon the conversion or exchange of the Securities (other than (A) Securities acquired by the Trust or any Affiliate thereof and (B) shares of Class A Common Stock issued upon the conversion or exchange of any Securities described in clause (A) above) may be sold pursuant to Rule 144(k) and (ii) all the Securities have been sold pursuant to an effective registration statement.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury.

         "Trustee" or "Trustees" means each Person who has signed this Amended and Restated Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.


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         "Trust Property" means (i) the Debentures, (ii) any cash on deposit in, or owing to, the Institutional Trustee Account and (iii) all proceeds and rights in respect of the foregoing to be held by the Institutional Trustee pursuant to the terms of this Amended and Restated Declaration for the benefit of the Securityholders.

         "25% in liquidation amount" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities, Holders of outstanding Convertible Amount of Convertible Preferred Securities, Holders of outstanding Non-Convertible Amount of Convertible Preferred Securities, Holders of outstanding Common Securities, Holders of outstanding Convertible Amount of Common Securities, Holders of outstanding Non-Convertible Amount of Common Securities, Holders of outstanding Convertible Amount of Securities or Holders of outstanding Non-Convertible Amount of Securities, voting separately as a class, who are the record owners of 25% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class or of the outstanding Convertible Amount of Convertible Preferred Securities, of the outstanding Non-Convertible Amount of Convertible Preferred Securities, of the outstanding Convertible Amount of Common Securities, of the outstanding Non-Convertible Amount of Common Securities, of the outstanding Convertible Amount of Securities or of the outstanding Non-Convertible Amount of Securities, as the context requires.

         "VRLP" has the meaning specified in the sixth Whereas clause hereof.


                                   ARTICLE II

                               TRUST INDENTURE ACT

         SECTION 2.1.      Trust Indenture Act: Application.

         (a) This Amended and Restated Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Amended and Restated Declaration and shall, to the extent applicable, be governed by such provisions. The Trust Indenture Act shall be applicable to this Amended and Restated Declaration except as otherwise set forth herein, as if the Securities had been sold pursuant to an effective registration statement.

         (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

         (c) If, and to the extent that, any provision of this Amended and Restated Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such duties imposed under the Trust Indenture Act shall control.

         (d) The application of the Trust Indenture Act to this Amended and Restated Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         SECTION 2.2.      Lists of Holders of Securities.

         (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list in such form as the Institutional Trustee may reasonably require of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that, neither the Sponsor nor the Regular Trustees on behalf of the

932747.9
                                        9

Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that, the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Institutional Trustee shall comply with its obligations under ss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

         SECTION 2.3.      Reports by the Institutional Trustee.

         Within 60 days after December 31 of each year, the Institutional Trustee shall provide to the Holders of the Convertible Preferred Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

         SECTION 2.4.      Periodic Reports to Institutional Trustee.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by ss. 314 (if any) and the compliance certificate required by ss. 314 of the Trust Indenture Act in the form, in the manner and at the times required by ss. 314 of the Trust Indenture Act.

         Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 2.5.      Evidence of Compliance with Conditions Precedent.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Amended and Restated Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)(1) may be given in the form of an Officers' Certificate.

         SECTION 2.6.      Events of Default; Waiver.

         (a) The Holders of a Majority in liquidation amount of the Convertible Preferred Securities may by vote on behalf of the Holders of all of the Convertible Preferred Securities, waive any past Event of Default in respect of the Convertible Preferred Securities and its consequences; provided, that if the Event of Default relates only to Convertible Amount of Convertible Preferred Securities, then only the Holders of a Majority in liquidation amount of Convertible Amount of Convertible Preferred Securities may, on behalf of the Holders of Convertible Amount of Convertible Preferred Securities, waive such Event of Default; provided, further, that if the Event of Default relates only to Non-Convertible Amount of Convertible Preferred Securities, then only the Holders of a Majority in liquidation amount of Non-Convertible Amount of Convertible Preferred Securities may, on behalf of

932747.9
                                       10
the Holders of Non-Convertible Amount of Convertible Preferred Securities, waive such Event of Default; and provided that, if the underlying Event of Default under the Amended and Restated Indenture:

               (i) is not waivable under the Amended and Restated Indenture, the Event of Default under this Amended and Restated Declaration shall also not be waivable; or

              (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures or of a series thereof (a "Super Majority") to be waived under the Amended and Restated Indenture, the Event of Default under this Amended and Restated Declaration may only be waived by the vote of the Holders of at least the proportion of Convertible Amount (where such series is the Convertible Debentures) or Non-Convertible Amount (where such series is the Non-Convertible Debentures) of the Convertible Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures or of a series thereof outstanding.

         The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Amended and Restated Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Convertible Preferred Securities or portion thereof, as the case may be, arising therefrom shall be deemed to have been cured, for every purpose of this Amended and Restated Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Convertible Preferred Securities or portion thereof, as the case may be, or impair any right consequent thereon. Any waiver by the Holders of the Convertible Preferred Securities or portion thereof, as the case may be, of an Event of Default with respect to the Convertible Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Amended and Restated Declaration without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Amended and Restated Indenture:

                  (i) is not waivable under the Amended and Restated Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Amended and Restated Declaration as provided below in this Section 2.6(b), the Event of Default under this Amended and Restated Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Amended and Restated Declaration as provided below in this Section 2.6(b), the Event of Default under this Amended and Restated Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures or series thereof outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Convertible Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee shall act solely on behalf of the Holders of the Convertible Preferred Securities and only the Holders of the Convertible

932747.9
                                       11

Preferred Securities will have the right to direct the Institutional Trustee to act in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Amended and Restated Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Amended and Restated Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Amended and Restated Indenture by the Institutional Trustee at the direction of the Holders of the Convertible Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Amended and Restated Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Amended and Restated Declaration and the Securities, as permitted by the Trust Indenture Act.

         SECTION 2.7.      Event of Default; Notice.

         (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default actually known to a Responsible Officer of the Institutional Trustee, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all such defaults with respect to the Securities unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Amended and Restated Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Convertible Amounts of Securities (if such Event of Default relates to the Convertible Debentures) or the Holders of Non-Convertible Amounts of Securities (if such Event of Default relates to the Non-Convertible Debentures). Any such notice given pursuant to this Section 2.7(a) shall state that an Event of Default under the Amended and Restated Indenture also constitutes an Event of Default under this Amended and Restated Declaration.

         (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

               (i) a default under Sections 5.1(a) and 5.1(b) of the Amended and Restated Indenture; or

              (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Amended and Restated Declaration shall have actual knowledge.


                                   ARTICLE III

                                  ORGANIZATION

         SECTION 3.1.      Name.

         The Trust is named "CT Convertible Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.


932747.9
                                       12

         SECTION 3.2.      Office.

         The address of the principal office of the Trust is c/o Capital Trust, Inc., 605 Third Avenue, 26th Floor, New York, NY 10016. On at least ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

         SECTION 3.3.      Purpose.

         The exclusive purposes and functions of the Trust are (a) to issue the Securities and to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         SECTION 3.4.      Authority.

         (a) Subject to the limitations provided in this Amended and Restated Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Amended and Restated Declaration.

         (b) Except as expressly set forth in this Amended and Restated Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

         (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; and

         (d) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of executing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

         SECTION 3.5.      Title to Property of the Trust.

         Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Amended and Restated Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders of Securities shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.


932747.9
                                       13

         SECTION 3.6.      Powers and Duties of the Regular Trustees.

         The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Securities in accordance with this Amended and Restated Declaration; provided, however, that the Trust may issue no more than one series of Convertible Preferred Securities and no more than one series of Common Securities, and provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Convertible Preferred Securities and Common Securities on the Issuance Date;

         (b) in connection with the issuance of the Securities, at the direction of the Sponsor, to:

               (i) execute and enter into the Modification Agreement, and other related agreements providing for the issuance of the Securities; and

              (ii) take all actions and perform such duties as may be required of the Regular Trustees to open checking, deposit or similar banking accounts as may be necessary in connection with the issuance and sale of the Securities;

         (c) to acquire the Debentures; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Convertible Preferred Securities and the Holders of Common Securities; provided, further, that only Holders of outstanding Convertible Amounts of Securities shall have an interest in outstanding Convertible Debentures and only Holders of outstanding Non-Convertible Amounts of Securities shall have an interest in outstanding Non- Convertible Debentures;

         (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss. 316 (c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Convertible Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants, and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations, if any, under the Trust Indenture Act;

         (j) to give the certificate required by ss. 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

932747.9
                                       14

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, registrar, transfer agent, Paying Agent and Conversion Agent for the Securities;

         (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on any of the Debentures by extending the interest payment period under the Amended and Restated Indenture;

         (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

         (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Convertible Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (p) to take any action, not inconsistent with this Amended and Restated Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

              (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

             (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

provided that such action does not adversely affect the interests of Holders or vary the terms of the Convertible Preferred Securities;

         (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust;

         (r) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to Section 11.2 herein; and

         (s) to the extent provided in this Amended and Restated Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the Certificate of Cancellation with the Secretary of State of the State of Delaware.

         The Regular Trustees must exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 3.3.


932747.9
                                       15

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

         Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Sponsor.

         The Trust appoints the Institutional Trustee as transfer agent and registrar for the Convertible Preferred Securities.

         SECTION 3.7.      Prohibition of Actions by the Trust and the Trustees.

         (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Amended and Restated Declaration. In particular the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Amended and Restated Declaration and of the Securities;

              (ii) acquire any assets other than as expressly provided herein;

             (iii)         possess property for other than a Trust purpose;

              (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever except as permitted by the terms of this Amended and Restated Declaration;

              (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

             (vii) other than as provided in this Amended and Restated Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is not waivable under the Amended and Restated Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Amended and Restated Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that (x) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act or (y) the Trust will not be classified as a grantor trust for United States federal income tax purposes.

         SECTION 3.8.      Powers and Duties of the Institutional Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust and the Holders of Securities; provided, however, that only Holders of outstanding Convertible Amounts of Securities shall have an interest in outstanding Convertible

932747.9
                                       16

Debentures and only Holders of outstanding Non-Convertible Amounts of Securities shall have an interest in outstanding Non-Convertible Debentures. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

         (c)      The Institutional Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Convertible Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with
                           Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Amended and Restated Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is rated investment grade by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

              (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Convertible Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

             (iii) engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Trust Property in accordance with the terms of this Amended and Restated Declaration; and

              (iv) to the extent provided for in this Amended and Restated Declaration, take such ministerial actions necessary in connection with the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the Certificate of Cancellation with the Secretary of State of the State of Delaware.

         (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

         (e) The Institutional Trustee shall take any Legal Action which arises out of, or in connection with, an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge, or the Institutional Trustee's duties and obligations under this Amended and Restated Declaration or the Trust Indenture Act; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on any of the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Convertible Preferred Securities with an interest in such Debentures may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on such Debentures having a principal amount equal to the aggregate Convertible Amount or Non-Convertible Amount through which such Holder holds such interest (a "Direct Action") on or after the respective due date specified in such Debentures and provided,

932747.9
                                       17
further, that if the Institutional Trustee fails to enforce its rights under such Debentures, any such Holder may institute a legal proceeding against any person to enforce the Institutional Trustee's rights under such Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Convertible Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         (f) The Institutional Trustee shall continue to serve as a Trustee until either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

              (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with
                           Section 5.6.

         (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Amended and Restated Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

         (h) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or Liquidation Distributions on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

         (i) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

         The Institutional Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

         SECTION 3.9. Certain Duties and Responsibilities of the Institutional Trustee.

         (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Amended and Restated Declaration and no implied covenants shall be read into this Amended and Restated Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Amended and Restated Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Amended and Restated Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:


932747.9
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



               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Institutional
                  Trustee shall be determined solely by the express provisions of this Amended and Restated Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Amended and Restated Declaration, and no implied covenants or obligations shall be read into this Amended and Restated Declaration against the Institutional Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Amended and Restated Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Amended and Restated Declaration;

              (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

             (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than (x) a Majority in liquidation amount of the Securities with respect to actions that relate to all of the Securities; (y) a Majority in liquidation amount of the Convertible Amount of the Securities with respect to actions that relate only to the Convertible Amount of the Securities or the Convertible Debentures; or (z) a Majority in liquidation amount of the Non-Convertible Amount of the Securities with respect to actions that relate only to the Non-Convertible Amount of the Securities or the Non-Convertible Debentures, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Amended and Restated Declaration;

              (iv) no provision of this Amended and Restated Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Amended and Restated Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

               (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Amended and Restated Declaration and the Trust Indenture Act;


932747.9
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



              (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

             (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to
                           Section 3.8(c)(i) and except to the extent otherwise required by law; and

            (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Amended and Restated Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

         SECTION 3.10.     Certain Rights of Institutional Trustee.

         (a)      Subject to the provisions of Section 3.9:

               (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

              (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Amended and Restated Declaration shall be sufficiently evidenced by an Officers' Certificate;

             (iii) whenever in the administration of this Amended and Restated Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

              (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Institutional Trustee may consult with counsel of its selection or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Amended and Restated Declaration from any court of competent jurisdiction;


932747.9
                                       20

              (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Amended and Restated Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to (a) require the Holders of Convertible Preferred Securities to offer such indemnity in the event such Holders direct the Institutional Trustee to take any action it is empowered to take under this Amended and Restated Declaration following an Event of Default or
                           (b) relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Amended and Restated Declaration;

             (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;


              (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Amended and Restated Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Amended and Restated Declaration the Institutional Trustee shall deem it desirable to receive written instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request written instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
                           (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

              (xi) except as otherwise expressly provided by this Amended and Restated Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Amended and Restated Declaration; and


932747.9
                                       21

             (xii) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Amended and Restated Declaration.

         (b) No provision of this Amended and Restated Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

         SECTION 3.11.     Delaware Trustee.

         Notwithstanding any other provision of this Amended and Restated Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees, the Institutional Trustee or the Trustees generally (except as may be required under the Business Trust Act) described in this Amended and Restated Declaration. Except as set forth in
Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act.

         SECTION 3.12.     Execution of Documents.

         Except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

         SECTION 3.13. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Amended and Restated Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Amended and Restated Declaration or the Securities.

         SECTION 3.14.     Duration of Trust.

         The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence until July 28, 2023.

         SECTION 3.15.     Mergers.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

         (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that


932747.9
                                       22

               (i) such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                           (B) substitutes for the Convertible Preferred
                  Securities other securities having substantially the same terms as the Convertible Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Convertible Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

              (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

             (iii) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

              (iv) such Successor Entity has a purpose identical to that of the Trust;

               (v) such Successor Entity has assets identical to that of the Trust;

              (vi) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or
                  replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

                           (B) following such merger, consolidation,
                  amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C) following such merger, consolidation,
                  amalgamation or replacement, the Trust (or such Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

             (vii) the Sponsor guarantees the obligations of the Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.



932747.9
                                       23

                                   ARTICLE IV

                                     SPONSOR

         SECTION 4.1.      Sponsor's Acquisition of Common Securities.

         On the Issuance Date the Sponsor will acquire all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Convertible Preferred Securities are issued.

         SECTION 4.2.      Responsibilities of the Sponsor.

         In connection with the issuance of the Convertible Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Convertible Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States; and

         (b) to agree to the terms of the Modification Agreement providing for the issuance of the Convertible Preferred Securities.


                                    ARTICLE V

                                    TRUSTEES

         SECTION 5.1.      Number of Trustees.

         The number of Trustees initially shall be four (4), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be less than two (2); provided further, that (i) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (iii) one Trustee shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.


932747.9
                                       24

         SECTION 5.2.      Delaware Trustee.

         If required by the Business Trust Act, one Trustee shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law;

provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section
3.11 shall have no application.

         The initial Delaware Trustee shall be:      Wilmington Trust Company.

         SECTION 5.3.      Institutional Trustee; Eligibility.

         (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

               (i)         not be an Affiliate of the Sponsor; and

              (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

         (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act.

         (d) The Convertible Preferred Securities Guarantee shall be deemed to be specifically described in this Amended and Restated Declaration for purposes of clause (i) of the first provision contained in ss. 310(b) of the Trust Indenture Act.

         (e) The initial Institutional Trustee shall be: Wilmington Trust
Company.


932747.9
                                       25

         SECTION 5.4. Certain Qualifications of Regular Trustees and Delaware Trustee Generally.

         Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 5.5.      Regular Trustees.

         The initial Regular Trustees shall be:

                           John R. Klopp
                           Sheli Z. Rosenberg

         (a) Except as expressly set forth in this Amended and Restated Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

               (i) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

         SECTION 5.6.      Appointment, Removal and Resignation of Trustees.


         (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

              (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

         (b)   (i)         The Trustee that acts as Institutional Trustee shall
                           not be removed in accordance with Section 5.6(a) until a Successor Institutional Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor
                           Institutional Trustee and delivered to the Regular
                           Trustees and the Sponsor; and

               (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

932747.9
                                       26

                           (A) until a Successor Institutional Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

              (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) the Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

         (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         SECTION 5.7.      Vacancies Among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

         SECTION 5.8.      Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Amended and Restated Declaration.

         SECTION 5.9.      Meetings.

         If there is more than one Regular trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand-delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or

932747.9
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



any committee thereof shall be hand-delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting by such Regular Trustee except where such Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Amended and Restated Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

         SECTION 5.10.     Delegation of Power.

         A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of executing any documents contemplated in Section 3.6.

         The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE VI

                                  DISTRIBUTIONS

         SECTION 6.1.      Distributions.

         Holders of Securities shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Convertible Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compound Interest (as defined in the Amended and Restated Indenture) and Additional Sums (as defined in the Amended and Restated Indenture)), premium and/or principal on the Convertible Debentures held by the Institutional Trustee (the amount of any such payment being a "Convertible Debentures Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Convertible Distribution") of the Convertible Debentures Payment Amount to Holders with respect to the outstanding Convertible Amount of Securities held by such Holders. If and to the extent that the Debenture Issuer makes a payment of interest (including Compound

932747.9
                                       28

Interest (as defined in the Amended and Restated Indenture) and Additional Sums (as defined in the Amended and Restated Indenture)), premium and/or principal on the Non-Convertible Debentures held by the Institutional Trustee (the amount of any such payment being a "Non-Convertible Debentures Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Non-Convertible Debentures Distribution") of the Non-Convertible Debentures Payment Amount to Holders with respect to the outstanding Non-Convertible Amount of Securities held by such Holders.


                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

         SECTION 7.1.      General Provisions Regarding Securities.

         (a) The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Convertible Preferred Securities") and one class of convertible common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Convertible Preferred Securities and the Common Securities.

         (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (c) Upon issuance of the Securities as provided in this Amended and Restated Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

         (d) Every Person, by virtue of having become a Holder in accordance with the terms of this Amended and Restated Declaration, shall be deemed to have expressly assented and agreed to the terms of and shall be bound by this Amended and Restated Declaration.

         SECTION 7.2.      Execution and Authentication.

         (a) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Securities, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Amended and Restated Declaration any such person was not such a Regular Trustee.

         (b) One Regular Trustee shall sign the Convertible Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

         Convertible Preferred Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Convertible Preferred Securities have been authenticated under this Amended and Restated Declaration.

         Upon a written order of the Trust signed by one Regular Trustee, the Institutional Trustee shall authenticate the Convertible Preferred Securities for original issue.

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



         The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Convertible Preferred Securities. An authenticating agent may authenticate Convertible Preferred Securities whenever the Institutional Trustee may do so. Each reference in this Amended and Restated Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Company or an Affiliate.

         SECTION 7.3.      Form and Dating.

         The Convertible Preferred Securities and the Institutional Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Amended and Restated Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations, other marks of identification or designation or other changes or additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice and such legends or endorsements required by law, stock exchange rule and agreements to which the Trust is subject, if any (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust, at the direction of the Sponsor, shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Convertible Preferred Securities Certificate shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Amended and Restated Declaration and, to the extent applicable, the Institutional Trustee and the Sponsor, by their execution and delivery of this Amended and Restated Declaration, expressly agree to such terms and provisions and to be bound thereby.

         SECTION 7.4.      Paying Agent.

         The Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where Convertible Preferred Securities may be presented for payment ("Paying Agent"). The Trust shall maintain an office or agency where Securities may be presented for conversion of the specified Convertible Amount thereof ("Conversion Agent"). The Trust may appoint the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee in writing of the name and address of any Agent not a party to this Amended and Restated Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Conversion Agent. The Trust shall act as Paying Agent and Conversion Agent for the Common Securities.

         The Trust initially appoints Wilmington Trust Company, c/o Corporate Trust Administration, 1100 North Market Street, Wilmington, Delaware 19810-0001, as Paying Agent and Conversion Agent for the Convertible Preferred Securities.



932747.9
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



                                  ARTICLE VIII

                              TERMINATION OF TRUST

         SECTION 8.1.      Termination of Trust.

         (a)      The Trust shall terminate:

               (i) upon the bankruptcy of the Sponsor or the Holder of the Common Securities;

              (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Holder of the Common Securities; the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of at least a Majority in liquidation amount of the Securities voting together as a single class to file such certificate of cancellation; or the revocation of the Sponsor's charter or the charter of the Holder of the Common Securities and the expiration of 90 days after the date of revocation without a reinstatement thereof;

             (iii) upon the entry of a decree of judicial dissolution of the Sponsor, the Trust or the Holder of the Common Securities;

              (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

               (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures held by the Institutional Trustee shall have been distributed to the Holders of Securities in exchange for all of the Securities;

              (vi) upon the written direction to the Institutional Trustee from the Sponsor at any time to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, the distribution of Debentures to Holders in exchange for the Securities, subject to the Regular Trustees' receipt of an opinion of nationally recognized independent counsel experienced in such matters to the effect that the holders of the Convertible Preferred Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and such distribution to Holders;

             (vii) upon the distribution of Class A Common Stock to all Holders of Convertible Preferred Securities upon conversion of the Convertible Amount of all outstanding Convertible Preferred Securities; provided that the Non-Convertible Amount of all outstanding Convertible Preferred Securities has been called for redemption and all amounts due in respect of such redemption of the Non-Convertible Amount of such Securities shall have been paid to the Holders of such Securities in accordance with the terms thereof;

            (viii) the expiration of the term of the Trust on July 28, 2023; or

              (ix) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.


932747.9
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



         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

         (c) The provisions of Sections 3.9 and 3.10 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                              TRANSFER OF INTERESTS

         SECTION 9.1.      Transfer of Securities.

         (a) Securities may only be transferred in accordance with the terms and conditions set forth in this Amended and Restated Declaration and in the terms of the Securities. Any transfer or purported transfer of any Securities not made in accordance with this Amended and Restated Declaration shall be null and void.

         (b) Subject to this Article IX, Convertible Preferred Securities shall be transferable in whole or in part.

         (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided, that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

               (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

              (ii) the Trust would be an Investment Company required to register under the Investment Company Act or the transferee would become an Investment Company required to register under the Investment Company Act.

         (d) All Securities that bear or are required to bear the legend set forth in this Section 9.1(d) ("Restricted Securities") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 9.1(d), unless such restrictions on transfer shall be waived by the written consent of the Regular Trustees, and the Holder of Restricted Securities, by such securityholder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 9.1(d) and in Section 9.1(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Securities.

         Prior to the Transfer Restriction Termination Date, any certificate evidencing Securities shall bear a legend in substantially the following form, unless otherwise agreed by the Regular Trustees (with written notice thereof to the Institutional Trustee):

         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING

932747.9
                                       32

PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OR EXCHANGE OF THE CONVERTIBLE AMOUNT OF THIS SECURITY ("COMMON STOCK") EXCEPT (A) TO CAPITAL TRUST, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES SHARES OF COMMON STOCK, THE TRANSFER AGENT FOR THE SHARES OF COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES SHARES OF COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR CT CONVERTIBLE TRUST I ("THE TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES
ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE SHARES OF COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED DECLARATION REFERRED TO HEREIN.

         Following the Transfer Restriction Termination Date, any Securities or securities issued in exchange for the Convertible Amount thereof or in substitution therefor (other than (i) Securities acquired by the Company or any Affiliate and (ii) shares of Class A Common Stock issued upon the conversion or exchange of Securities described in clause (i) above) may upon surrender of such securities for exchange to any Regular Trustee on behalf of the Trust in accordance with the provisions of Section 9.2, be exchanged for new securities, of like tenor, aggregate liquidation amount, Convertible Amount and Non-Convertible Amount (the ratio of any

932747.9
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



Convertible Amount to any Non-Convertible Amount to be the same in any Certificate issued under this sentence as in the corresponding Certificate surrendered under this sentence), which shall not bear the restrictive legend required by this Section 9.1(d).

         Any Convertible Preferred Securities or shares of Class A Common Stock issued upon the conversion or exchange of the Convertible Amount of Convertible Preferred Securities that, prior to the Transfer Restriction Termination Date, are purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Convertible Preferred Securities or shares of Class A Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

         (e) The Convertible Preferred Securities shall be subject to the restrictions on transfer provided in this Section 9.1(e).

                  (i) If a holder of Convertible Preferred Securities (the "Offeror") desires to sell, assign, transfer, encumber, or otherwise dispose of any of his Convertible Preferred Securities, he shall give written notice to Capital Trust of his desire to do so, of the total Convertible Amount and the total Non- Convertible Amount of the Convertible Preferred Securities to be sold and of the price and other terms under which he proposes to dispose of his Convertible Preferred Securities (the "Sales Notice"), which Sales Notice shall constitute an offer on the part of the Offeror to sell to Capital Trust any such Convertible Preferred Securities upon the terms and conditions set forth in such notice.

                  (ii) Unless, within ten (10) days after the giving of the Sales Notice by the Offeror pursuant to subparagraph (i) of this
         Section 9.1(e), Capital Trust shall give written notice to the Offeror that Capital Trust irrevocably commits to purchase the Convertible Preferred Securities subject to the Sale Notice at the price and under the terms specified in the Sales Notice given by the Offeror, Capital Trust shall be deemed to have rejected the offer of the Offeror to sell the Convertible Preferred Securities subject to the Sale Notice and the Offeror shall be free without restriction under this Section 9.1(e) to sell the Convertible Preferred Securities subject to the Sales Notice to any other Person, provided however, if the price is less than 90% of the price contained in the Sales Notice and the other terms are more favorable than those contained in the Sales Notice, the Offeror shall again offer to sell the Convertible Preferred Securities in accordance with the provisions of subparagraph (i) of this Section 9.1(e) before it may complete any such sale and provided further, that the Convertible Preferred Securities subject to the Sales Notice shall again be subject to the provisions of subparagraph (i) of this Section 9.1(e) if within ninety (90) days after the giving of the Sales Notice, the Offeror shall not have completed the disposition of such Convertible Preferred Securities.

                  (iii) If Capital Trust irrevocably commits to purchase the Convertible Preferred Securities as contemplated by subparagraph (ii) of this Section 9.1(e), the closing of such purchase shall take place at the principal place of business of Capital Trust at 10:00 A.M. (New York City time) on the third (3rd) day following the expiration of the ten (10) day period referred to subparagraph (ii) of this Section 9.1(e), or if such day is not a Business Day, then the next day that is a Business Day.

         The provisions of this Section 9.1(e) shall not apply to one or more transfers of Convertible Preferred Securities (i) by the trustees of GM Trust to one or more successor trustees or successor trusts for the benefit of the employees of General Motors Corporation and its Affiliates, (ii) by VRLP to Vornado Operating Inc. or any Affiliate or subsidiary thereof or to any entity in which VRLP holds, directly or indirectly, an economic interest of greater than 50% or (iii) by EOPLP to any Equity Office Properties Trust sponsored "Paper Clip" enterprise or any Affiliate or subsidiary thereof or to any entity in which EOPLP holds, directly or indirectly, an economic interest of greater than 50%.

932747.9
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



         (f) No Securities may be transferred unless the Certificate representing such Securities immediately after transfer shows a Convertible Amount of such Securities and a Non-Convertible Amount of such Securities in the same ratio to each other as shown on the Certificate representing such Securities immediately before transfer.

         SECTION 9.2.      Transfer of Certificates.

         The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge, but only upon payment in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Each Certificate issued under this section shall show a Convertible Amount of the Securities represented and a Non-Convertible Amount of the Securities represented in the same ratio to each other as shown on the corresponding Certificate surrendered under this section. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Amended and Restated Declaration.

         SECTION 9.3.      Deemed Holders of Securities.

         The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

         SECTION 9.4.      Mutilated, Destroyed, Lost or Stolen Certificates.

         If:

         (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Institutional Trustee or the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless;

         then:

         in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Institutional Trustee or any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.4, the Institutional Trustee or the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.



932747.9
                                       35

                                    ARTICLE X

                LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

         SECTION 10.1.     Liability.

         (a) Except as expressly set forth in this Amended and Restated Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

              (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than amounts due on the Securities subject to the Preferred Guarantee) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Convertible Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 10.2.     Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Amended and Restated Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         SECTION 10.3.     Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Amended and Restated Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Amended and Restated Declaration. The provisions of this Amended and Restated Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the

932747.9
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



Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b)      Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Persons; or

              (ii) whenever this Amended and Restated Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Amended and Restated Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Amended and Restated Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

              (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Amended and Restated Declaration or by applicable law.

         SECTION 10.4.     Indemnification.


         (a)      (i)      The Debenture Issuer shall indemnify, to the full
                           extent permitted by law, any Company Indemnified
                           Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.


932747.9
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



                  (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) or (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
                           (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holder of Common Securities.

                  (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
                           (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Holder of Common Securities, that, based upon the facts known to the Regular Trustees, counsel or the Holder of Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable

932747.9
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



                           cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Holder of Common Securities reasonably determine that such person deliberately breached his duty to the Trust or its Holders of Common Securities or Convertible Preferred Securities.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Holders of Convertible Preferred Securities of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a)

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, stockholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 10.4(b) shall survive the satisfaction and discharge of this Amended and Restated Declaration or the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be.





932747.9
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


         SECTION 10.5.     Outside Business.

         Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Amended and Restated Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE XI

                                   ACCOUNTING

         SECTION 11.1.     Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the same as the fiscal year of the Sponsor.

         SECTION 11.2.     Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books, records and supporting documents, which shall reflect in detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting in compliance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be audited by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

         (b) The Sponsor shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Sponsor, annual financial statements of the Sponsor, including a balance sheet of the Sponsor as of the end of such Fiscal Year, and the related statements of income or loss.

         (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall use reasonable best efforts to deliver all such statements within 90 days after the end of each Fiscal Year of the Trust.

         (d) The Regular Trustees shall cause to be duly prepared and timely filed with the appropriate taxing authority an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.


932747.9
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



         SECTION 11.3.     Banking.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

         SECTION 11.4.     Withholding.

         The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding. Furthermore, if withholding is imposed on payments of interest on the Debentures, to the extent such withholding is attributable to ownership by a specific Holder of Convertible Preferred Securities, the amount withheld shall be deemed a distribution in the amount of the withholding to such specific Holder.


                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

         SECTION 12.1.     Amendments.

         Except as otherwise provided in this Amended and Restated Declaration or by any applicable terms of the Securities,

         (a) this Amended and Restated Declaration may only be amended by a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees) and:

               (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, also by the Institutional Trustee; and

              (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee;

         (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such

932747.9
                                       41
                           amendment is permitted by, and conforms to, the terms of this Amended and Restated Declaration (including the terms of the Securities);

              (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Amended and Restated Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Amended and Restated Declaration (including the terms of the Securities); and

             (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be
                  classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the powers
                  of the Institutional Trustee; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act;

         (c) at such time and after the Trust has issued any securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities if such amendment will affect the Holders of Convertible Amounts of Securities and the Holders of Non-Convertible Amounts of Securities; provided, however, that if such amendment relates only to the Convertible Amount of the Securities or will disadvantage the Holders of Convertible Amounts of Securities vis-a- vis the Holders of Non-Convertible Amounts of Securities, then this Amended and Restated Declaration may only be amended if the Holders of a Majority in liquidation amount of the Convertible Amount of Securities consent to such amendment; provided, further, that if such amendment relates only to the Non-Convertible Amount of the Securities or will disadvantage the Holders of Non-Convertible Amounts of Securities vis-a-vis the Holders of Convertible Amounts of Securities, then this Amended and Restated Declaration may only be amended if the Holders of a Majority in liquidation amount of the Non-Convertible Amount of Securities consent to such amendment;

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

         (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

         (g) notwithstanding Section 12.1(c), this Amended and Restated Declaration may be amended from time to time by the Holders of a Majority in liquidation amount of the Common Securities and the Institutional Trustee, without the consent of the Holders of the Convertible Preferred Securities to:

932747.9
                                       42

               (i) cure any ambiguity, correct or supplement any provision in this Amended and Restated Declaration that may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under this Amended and Restated Declaration, which shall not be inconsistent with the other provisions of this Amended and Restated Declaration; or

              (ii) to modify, eliminate or add to any provisions of this Amended and Restated Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act;

provided, however, such action shall not adversely affect in any material respect the interests of any Holder of Securities;

         (h) this Amended and Restated Declaration may be amended by the Holders of a Majority in liquidation amount of the Common Securities and the Institutional Trustee if:

               (i) the Holders of a Majority in liquidation amount of the Convertible Preferred Securities consent to such amendment if such amendment will affect the Holders of Convertible Amounts of Convertible Preferred Securities and the Holders of Non-Convertible Amounts of Convertible Preferred Securities; provided, however, that if such amendment relates only to the Convertible Amount of the Securities or will disadvantage the Holders of Convertible Amounts of Convertible Preferred Securities vis-a-vis the Holders of Non-Convertible Amounts of Convertible Preferred Securities, then this Amended and Restated Declaration may only be amended if the Holders of a Majority in liquidation amount of the Convertible Amount of Convertible Preferred Securities consent to such amendment; provided, further, that if such amendment relates only to the Non-Convertible Amount of the Securities or will disadvantage the Holders of Non-Convertible Amounts of Convertible Preferred Securities vis-a-vis the Holders of Convertible Amounts of Convertible Preferred Securities, then this Amended and Restated Declaration may only be amended if the Holders of a Majority in liquidation amount of the Non-Convertible Amount of Convertible Preferred Securities consent to such amendment; and

              (ii) the Regular Trustees have received an opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Regular Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an "investment company" under the Investment Company Act, provided, that without the consent of each Holder of Securities, this Amended and Restated Declaration may not be amended to:

                 (i) change the amount or timing of any distribution on the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date;


932747.9
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



                 (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date;

                 (iii) change or add a provision that shall result in the realization of unrelated business income for the Holders of Securities; or

                 (iv) modify the relative rights, privileges, restrictions, preferences, benefits and other terms and provisions of the Convertible Amounts as they relate to the Non-Convertible Amounts and vice versa.

         (i) Any amendments of this Amended and Restated Declaration shall become effective when notice thereof is given to Holders of Securities.

         SECTION 12.2. Meetings of the Holders of Securities; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Amended and Restated Declaration, the terms of the Securities or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 25% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Amended and Restated Declaration or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

              (ii) each Holder of Securities may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy.

932747.9
                                       44

                           Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

             (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

              (iv) unless the Business Trust Act, this Amended and Restated Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Convertible Preferred Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XIII

              REPRESENTATIONS OF SPONSOR, INSTITUTIONAL TRUSTEE AND
                                DELAWARE TRUSTEE

         SECTION 13.1. Representations and Warranties of Institutional Trustee.

         The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Amended and Restated Declaration, and each Successor Institutional Trustee represents and warrants, as applicable, to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

         (a) the Institutional Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Amended and Restated Declaration;

         (b) the execution, delivery and performance by the Institutional Trustee of the Amended and Restated Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Amended and Restated Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of the Amended and Restated Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and


932747.9
                                       45

         (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of the Amended and Restated Declaration.

         SECTION 13.2.     Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Amended and Restated Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee is a Delaware corporation, duly organized, validly existing and in good standing, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Amended and Restated Declaration;

         (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Amended and Restated Declaration. The Amended and Restated Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) no consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Amended and Restated Declaration; and

         (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

         SECTION 13.3.     Representations, Warranties and Covenants of Sponsor.

         (a)      The Sponsor represents and Warrants to the Trustee that:

               (i) the Sponsor is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with the requisite corporate power to execute and deliver the Amended and Restated Declaration, and to carry out the terms and conditions thereof applicable to it; and

              (ii) the execution, delivery and performance by the Sponsor of the Amended and Restated Declaration have been duly authorized by all necessary corporate action on the part of the Sponsor. The Amended and Restated Declaration has been duly executed and delivered by the Sponsor, and it constitutes a legal, valid and binding obligation of the Sponsor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (b) For so long as any Convertible Preferred Securities are outstanding, in order to render the Convertible Preferred Securities eligible for resale pursuant to Rule 144A, while any of the Convertible Preferred

932747.9
                                       46

Securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the Securities Act), the Sponsor will make available, upon request, to any Holder or any prospective purchasers of the Convertible Preferred Securities the information specified in paragraph (d)(4) of Rule 144A, unless the Sponsor is then subject to Section 13 or 15(d) of the Exchange Act.


                                   ARTICLE XIV

                                  MISCELLANEOUS

         SECTION 14.1.     Notices.

         All notices provided for in this Amended and Restated Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  CT Convertible Trust I
                  c/o Capital Trust, Inc.
                  605 Third Avenue, 26th Floor
                  New York, NY  10016
                  Attention:  Chief Financial Officer

         (b) if given to the initial Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                  Wilmington Trust Company
                  1100 North Market Street
                  9th Floor
                  Wilmington, Delaware  19890-0001

                  Attention:        Corporate Trust Administration

         (c) if given to the initial Institutional Trustee, at its Corporate Trust Office's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                  Wilmington Trust Company
                  1100 North Market Street
                  9th Floor
                  Wilmington, Delaware  19890-0001

                  Attention:        Corporate Trust Administration

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  Capital Trust, Inc.
                  605 Third Avenue, 26th Floor
                  New York, NY  10016
                  Attention:  Chief Financial Officer

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

932747.9
                                       47

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 14.2.     Governing Law.

         This Amended and Restated Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

         SECTION 14.3.     Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Amended and Restated Declaration shall be interpreted to further this intention of the parties.

         SECTION 14.4.     Headings.

         Headings contained in this Amended and Restated Declaration are inserted for convenience of reference only and do not affect the interpretation of this Amended and Restated Declaration or any provision hereof.

         SECTION 14.5.     Successors and Assigns.

         Whenever in this Amended and Restated Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Amended and Restated Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         SECTION 14.6.     Partial Enforceability.

         If any provision of this Amended and Restated Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Amended and Restated Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 14.7.     Counterparts.

         This Amended and Restated Declaration may contain more than one counterpart of the signature page and this Amended and Restated Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         SECTION 14.8.     Accrued Distributions.

         On June 30, 2000, the Trust, upon receipt from the Sponsor of interest accrued on the Original Debentures from April 1, 2000 to but not including the date hereof, will pay to the Holders the distributions accrued on the Original Securities from April 1, 2000 to but not including the date hereof.



932747.9
                                       48

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.



                           /s/ John R. Klopp
                           John R. Klopp, as Regular Trustee
                           Solely as trustee and not in his individual capacity



                           /s/ Sheli Z. Rosenberg
                           Sheli Z. Rosenberg, as Regular Trustee
                           Solely as trustee and not in her individual capacity



                           WILMINGTON TRUST COMPANY, as
                           Delaware Trustee


                           By: /s/ Roseline K. Maney
                              Name:  Roseline K. Maney
                              Title: Senior Financial Services Officer


                           WILMINGTON TRUST COMPANY,
                           as Institutional Trustee


                           By: /s/ Roseline K. Maney
                              Name:  Roseline K. Maney
                              Title: Senior Financial Services Officer



                           CAPITAL TRUST, INC., as Sponsor


                           By:/s/ John R. Klopp
                              Name:  John R. Klopp
                              Title: Chief Executive Officer


932747.9
                                       49

                                     ANNEX I

                                    TERMS OF
             VARIABLE STEP UP CONVERTIBLE TRUST PREFERRED SECURITIES
              VARIABLE STEP UP CONVERTIBLE TRUST COMMON SECURITIES

         Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of May 10, 2000 (as amended from time to time, the "Amended and Restated Declaration"), of CT Convertible Trust I, the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Amended and Restated Declaration):

         1. Designation; Liquidation Amount; Convertible Amount and Non-Convertible Amount; Notation on Certificates.

         (a) Convertible Preferred Securities. Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Hundred Fifty Million Dollars ($150,000,000) are hereby designated for the purposes of identification only as "Variable Step Up Convertible Trust Preferred Securities" (the "Convertible Preferred Securities"). The Convertible Preferred Securities Certificates evidencing the Convertible Preferred Securities shall be substantially in the form of Exhibit A-1 to the Amended and Restated Declaration, with such letters, numbers, notations, other means of identification or designation or other changes or additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice and such legends or endorsements required by law, stock exchange rule and agreements to which the Trust is subject, if any (provided that any such notation, legend or endorsement is in a form acceptable to the Trust).

         (b) Common Securities. Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Four Million Six Hundred Fifty Thousand Dollars ($4,650,000) are hereby designated for the purposes of identification only as "Variable Step Up Convertible Trust Common Securities" (the "Common Securities"). The Common Securities Certificates evidencing the Common Securities shall be in the form of Exhibit A-2 to the Amended and Restated Declaration, with such letters, numbers, notations, other means of identification or designation or other changes or additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice and such legends or endorsements required by law, stock exchange rule and agreements to which the Trust is subject, if any (provided that any such notation, legend or endorsement is in a form acceptable to the Trust).

         (c) Liquidation Amount; Convertible Amount and Non-Convertible Amount. The Convertible Preferred Securities issued to the initial Holders thereof shall have an initial aggregate liquidation amount of $150,000,000 ($50,000,000 per initial Holder), of which amount $89,742,000 ($29,914,000 per initial Holder) in liquidation amount shall be the Convertible Amount and $60,258,000 ($20,086,000 per initial Holder) in liquidation amount shall be the Non-Convertible Amount. The Common Securities issued to the Sponsor shall have an initial aggregate liquidation amount of $4,650,000, of which amount $2,782,000 in liquidation amount shall be the Convertible Amount and $1,868,000 in liquidation amount shall be the Non-Convertible Amount.

         (d) Notation on Certificates. Denoted upon the Certificates shall be the outstanding liquidation amount of the Securities evidenced thereby, such liquidation amount to be divided into the outstanding Convertible Amount and the outstanding Non-Convertible Amount thereof. Upon any redemption pursuant to
Section 4 hereof or any conversion pursuant to Section 5 hereof, a new Certificate shall be issued to replace the Certificate representing the Securities so redeemed or converted, unless no Convertible Amount and no Non-Convertible Amount of such Securities remains outstanding after such redemption or conversion. Such new Certificate shall denote an outstanding liquidation amount (and Convertible Amount and Non-Convertible Amount) as reduced to reflect any such redemption or conversion.


                                       I-1
932747.9

         2.       Distributions.

         (a) Distributions payable on the Securities will be fixed as follows:

                  (i) With respect to the Convertible Amount of the Securities, distributions will be fixed at a rate per annum of 8.25% of the Convertible Amount of the Securities from and including May 10, 2000 to and including March 31, 2002, such rate per annum automatically increasing on April 1, 2002 to the greater (as determined as of the last Business Day of each calendar quarter) of the following:

                           (A) 10.00% per annum, such rate per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1, and

                           (B)      the Common Rate (as defined below)

         (the rate in effect at any time is hereinafter referred to as the "Convertible Coupon Rate"), and the Convertible Coupon Rate being the rate of interest payable on the Convertible Debentures to be held by the Institutional Trustee. Distributions in arrears with respect to the Convertible Amount of the Securities for more than one quarter will entitle Holders of such Convertible Amounts to Distributions on such Distributions, calculated on the basis of an interest factor compounded quarterly at the Convertible Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such Distributions on Distributions unless otherwise stated. A Distribution with respect to the Convertible Amount is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. In addition, payments on the Convertible Debentures to the Institutional Trustee shall only be available for Distributions in respect of the Convertible Amount. The amount of Distributions payable for any period will be computed for any full quarterly period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  The "Common Rate" shall be calculated for each calendar quarter during which the Sponsor pays any Common Dividend, and the Common Rate for each such quarter means the product, expressed as a percentage rate per annum, of (a) the fraction, the numerator of which is the aggregate dollar amount of Common Dividend paid on one share of Class A Common Stock during such quarter and the denominator of which is $7.00 (subject to adjustment in proportion to each adjustment to the Conversion Price triggered by events occurring prior to such quarter), multiplied by (b) four. "Common Dividend" means any cash dividend or distribution payable on the Class A Common Stock of the Sponsor.

                  (ii) With respect to the Non-Convertible Amount of the Securities, distributions will be fixed at a rate per annum of 13.00% of the Non-Convertible Amount of the Securities from and including May 10, 2000 to and including September 30, 2004, such rate per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1 (such rate in effect at any time is hereinafter referred to as the "Non-Convertible Coupon Rate"), and such rate being the rate of interest payable on the Non-Convertible Debentures to be held by the Institutional Trustee. Distributions in arrears with respect to the Non-Convertible Amount of the Securities for more than one quarter will entitle Holders of such Non-Convertible Amounts to Distributions on such Distributions, calculated on the basis of an interest factor compounded quarterly at the Non-Convertible Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such Distributions on Distributions unless otherwise stated. A Distribution with respect to the Non-Convertible Amount is payable only to the extent that payments are made in respect of the Non-Convertible Debentures held by the Institutional

                                       I-2
932747.9

         Trustee and to the extent the Institutional Trustee has funds available therefor. In addition, payments on the Non-Convertible Debentures to the Institutional Trustee shall only be available for Distributions in respect of the Non-Convertible Amount. The amount of Distributions payable for any period will be computed for any full quarterly period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         (b) Distributions on the Securities will be cumulative, will accrue from May 10, 2000 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year (each a "Distribution Payment Date"), commencing on June 30, 2000, except as otherwise described below. So long as the Debenture Issuer shall not be in default in the payment of interest on the Debentures, and subject to the condition that the prescribed certification in Section 11.1 of the Amended and Restated Indenture regarding liquidity is made at the commencement of the Extension Period and at the beginning of each subsequent quarter of such Extension Period, the Debenture Issuer has the right under the Amended and Restated Indenture to defer payments of interest on all of the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity or any redemption date of the Debentures. As a consequence of any such deferral with respect to the Convertible Debentures, Distributions with respect to the Convertible Amount of Securities will also be deferred. As a consequence of any such deferral with respect to the Non-Convertible Debentures, Distributions with respect to the Non-Convertible Amount of Securities will also be deferred. Despite any such deferral of Distributions, quarterly Distributions will continue to accrue with Distributions on such Distributions, calculated on the basis of an interest factor (to the extent permitted by applicable law) at the applicable Coupon Rate (the Convertible Coupon Rate or the Non-Convertible Coupon Rate) compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Debentures. Payments of accrued Distributions and, to the extent permitted by applicable law, accrued interest thereon shall be payable on the Distribution Payment Date on which the relevant Extension Period terminates and shall be payable to Holders as they appear on the books and records of the Trust at the close of business on the record date next preceding such Distribution Payment Date. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. Each Extension Period, if any, will end on an interest payment date for the Debentures; such date will also be a Distribution Payment Date for the Securities. In the event that the Debenture Issuer exercises its right to defer payment of interest, then during such Extension Period the Debenture Issuer shall not (a) declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its Capital Stock, or (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Debenture Issuer that rank pari passu with or junior in interest to the Debentures of any series or make any guarantee payments with respect to any guarantee by the Debenture Issuer of the debt securities of any subsidiary of the Debenture Issuer if such guarantee ranks pari passu with or junior in interest to the Debentures of any series (other than (i) as a result of a reclassification of the Capital Stock of the Debenture Issuer or the exchange or conversion of one class or series of the Capital Stock of the Debenture Issuer for another class or series of the Capital Stock of the Debenture Issuer, (ii) the purchase of fractional interests in shares of the Capital Stock of the Debenture Issuer pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted into or exchanged for such Capital Stock, (iii) any declaration of a dividend in connection with the implementation of a stockholders' rights plan effecting a "poison pill," or the issuance of Capital Stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (v) payments under the Securities Guarantees, (vi) purchases of shares of Common Stock of the Debenture Issuer related to the issuance of shares of Common Stock of the Debenture Issuer or rights under any of the Debenture Issuer's benefit plans for its directors, officers or employees and (vii) obligations under any dividend reinvestment and stock purchase plans); but the foregoing shall not impair the ability of the Debenture Issuer to subdivide its Common Stock into a greater number of shares.


                                       I-3
932747.9

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which shall be fifteen days prior to the relevant payment dates, which dates correspond to the record and interest payment dates on the Debentures. The relevant record dates for the Common Securities shall be the same record dates as for the Convertible Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Amended and Restated Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event of an election by the Holder to convert the Convertible Amount of its Securities through the Conversion Agent into shares of Class A Common Stock pursuant to the terms of the Securities as set forth in this Annex I to the Amended and Restated Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Convertible Amount of its Securities, or be required to be made; provided, however, that Holders of Convertible Amounts of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Convertible Amounts of Securities on the corresponding payment date notwithstanding the conversion of such Convertible Amounts of Securities into shares of Class A Common Stock following such record date; provided, further that if the date of any redemption of related Debentures falls between such record date and such corresponding payment date, the amount of such Distribution shall include accumulated and unpaid Distributions accrued to but excluding such date of redemption and such payment shall be made to the converting holder.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

         3.       Liquidation Distribution Upon Dissolution.

         The Debenture Issuer will have the right at any time to cause the Trust to be dissolved with the result that, after satisfaction of creditors of the Trust,

                  (i) Convertible Debentures having an aggregate principal amount equal to the aggregate stated Convertible Amount (expressed in liquidation amount) of the Convertible Preferred Securities and the Common Securities and

                  (ii) Non-Convertible Debentures having an aggregate principal amount equal to the aggregate stated Non-Convertible Amount (expressed in liquidation amount) of the Convertible Preferred Securities and the Common Securities

will be distributed on a Pro Rata (as defined herein) basis to the Holders of the Convertible Preferred Securities and the Common Securities in liquidation of such Holders' interests in the Trust, within 90 days following notice given to the Holders of the Convertible Preferred Securities, subject to the Regular Trustees' receipt of an opinion of nationally recognized independent counsel experienced in such matters to the effect that the Holders will not recognize any income, gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and such distribution to Holders of Convertible Preferred Securities.

         In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "Liquidation"), the Holders of the Securities on the date of the Liquidation will be entitled to receive

                                       I-4
932747.9
out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of such Holders' Securities plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation,

                  (i) Convertible Debentures in an aggregate stated principal amount equal to the aggregate stated Convertible Amount (expressed in liquidation amount) of such Securities, with an interest rate equal to the Convertible Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on the Convertible Amount of, such Securities, shall have been distributed on a Pro Rata basis to the Holders of such Securities in exchange for such Securities; and

                  (ii) Non-Convertible Debentures in an aggregate stated principal amount equal to the aggregate stated Non-Convertible Amount (expressed in liquidation amount) of such Securities, with an interest rate equal to the Non-Convertible Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on the Non-Convertible Amount of, such Securities, shall have been distributed on a Pro Rata basis to the Holders of such Securities in exchange for such Securities.

         If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

         4.       Redemption and Distribution.

         (a) The Debentures will mature on September 30, 2018. The Convertible Debentures may be redeemed, in whole or in part, at any time on or after September 30, 2004, or at any time in certain circumstances upon the occurrence of a Tax Event (as defined below). The Non-Convertible Debentures may be redeemed, in whole or in part, at any time.

                  (i) Upon the repayment of the Convertible Debentures in whole or in part, whether at maturity, upon redemption (either at the option of the Debenture Issuer or pursuant to a Tax Event as described below) or otherwise, the proceeds from such repayment or payment shall be simultaneously applied to redeem the outstanding Convertible Amount of the Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Convertible Debentures so repaid or redeemed at a redemption price per $1,000 in Convertible Amount equal to the redemption price per $1,000 in principal amount of the Convertible Debentures, together with accrued and unpaid Distributions thereon to, but excluding, the date of the redemption, payable in cash (the "Convertible Redemption Price") or the Adjusted Redemption Price specified in the Amended and Restated Indenture, as the case may be. Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

                  (ii) Upon the repayment of the Non-Convertible Debentures in whole or in part, whether at maturity, upon redemption or otherwise, the proceeds from such repayment or payment shall be simultaneously applied to redeem the outstanding Non-Convertible Amount of the Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Non-Convertible Debentures so repaid or redeemed at a redemption price per $1,000 in Non-Convertible Amount equal to the redemption price per $1,000 in principal amount of the Non-Convertible Debentures, together with accrued and unpaid Distributions thereon to, but excluding, the date of the redemption, payable in cash (the "Non-Convertible Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

         (b) If less than all of the outstanding Convertible Amount of outstanding Securities are to be so redeemed, the Convertible Amount of the Common Securities and the Convertible Amount of the Convertible Preferred Securities will be redeemed on a Pro Rata basis and the Convertible Amount of the Convertible

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Preferred Securities to be redeemed will be as described in Section 4(f) below.
If less than all of the outstanding Non-Convertible Amount of outstanding Securities are to be so redeemed, the Non-Convertible Amount of the Common Securities and the Non-Convertible Amount of the Convertible Preferred Securities will be redeemed on a Pro Rata basis and the Non-Convertible Amount of the Convertible Preferred Securities to be redeemed will be as described in
Section 4(f) below.

         (c) If, at any time, a Tax Event or an Investment Company Event (each, as defined below, a "Special Event") shall occur and be continuing, the Regular Trustees may with the consent of the Debenture Issuer, except in certain limited circumstances in relation to a Tax Event described in this Section 4(c), dissolve the Trust and, after satisfaction of creditors, cause

                  (i) Convertible Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated Convertible Amount (expressed in liquidation amount) of, with an interest rate identical to the Convertible Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on the Convertible Amount of, and having the same record date for payment as, the Securities, and

                  (ii) Non-Convertible Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated Non-Convertible Amount (expressed in liquidation amount) of, with an interest rate identical to the Non-Convertible Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on the Non-Convertible Amount of, and having the same record date for payment as, the Securities, to be distributed to the Holders of Convertible Amounts of the Securities or Non-Convertible Amounts of the Securities, as applicable, in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that such dissolution and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that such Holders of Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures, (ii) in the case of a Tax Event, the Debenture Issuer or the Trust being unable to avoid, within the 90 Day Period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Securities ("Ministerial Action"), and (iii) the Debenture Issuer's prior written consent to such dissolution and distribution.

         Furthermore, if (i) after receipt of a Dissolution Tax Opinion (as defined hereinafter) by the Regular Trustees, the Debenture Issuer has received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Convertible Debentures for United States federal income tax purposes even after the Convertible Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this Section 4(c), or (ii) the Regular Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion to the Trust, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Convertible Debentures (it being acknowledged that the Debenture Issuer has the right under any circumstances to redeem the Non-Convertible Debentures), in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, for cash within 90 days following the occurrence of such Tax Event. Following such redemption, a Convertible Amount of the Securities outstanding equal in aggregate liquidation amount to the aggregate principal amount of the Convertible Debentures so redeemed shall be redeemed by the Trust at the Convertible Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

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         "Tax Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after May 10, 2000, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification, change or Administrative Action is made known, which amendment, clarification, change or Administrative Action is effective or such pronouncement or decision is announced, in each case, on or after, May 10, 2000, there is the creation by such amendment, clarification, change or Administrative Action of more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes (other than withholding taxes), duties or other governmental charges, or (iii) interest paid in cash by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes. Notwithstanding the foregoing, a Tax Event shall not include any change in tax law that requires the Debenture Issuer for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Debentures until the interest payment related to such OID is paid by the Debenture Issuer in cash; provided, that such change in tax law does not create more than an insubstantial risk that the Debenture Issuer will be prevented from taking a deduction for OID accruing with respect to the Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Debenture Issuer in cash.

         "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority on or after May 10, 2000 (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         After the date fixed by the Regular Trustees for any distribution of Debentures upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding and (ii) certificates representing Securities held in definitive form will be deemed to represent

                  (a) Convertible Debentures having an aggregate principal amount equal to the aggregate stated Convertible Amount (expressed in liquidation amount) of, with an interest rate identical to the Convertible Coupon Rate of, and accrued and unpaid interest (including Compound Interest (as defined in the Amended and Restated Indenture)) equal to accrued and unpaid Distributions on the Convertible Amount of, such Securities and

                  (b) Non-Convertible Debentures having an aggregate principal amount equal to the aggregate stated Non-Convertible Amount (expressed in liquidation amount) of, with an interest rate identical to the Non-Convertible Coupon Rate of, and accrued and unpaid interest (including Compound Interest (as defined in the Amended and Restated Indenture)) equal to accrued and unpaid Distributions on the Non-Convertible Amount of, such Securities and until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

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



         (d) The Trust may not redeem less than all of the Convertible Amount of all the outstanding Securities unless all accrued and unpaid Distributions have been paid on the Convertible Amount of all Securities for all quarterly Distribution periods terminating on or prior to the date of redemption. The Trust may not redeem less than all of the Non-Convertible Amount of all the outstanding Securities unless all accrued and unpaid Distributions have been paid on the Non-Convertible Amount of all Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

         (e) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Convertible Amount and the Non-Convertible Amount of the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this
Section 4(e), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, or by such other means suitable to assure delivery of such written notice, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder of Securities shall affect the validity of the redemption or exchange proceedings with respect to any other Holder of Securities.

         (f) In the event that less than all of the outstanding Convertible Amount and the Non-Convertible Amount of the outstanding Securities are to be redeemed, the Convertible Amount and/or the Non-Convertible Amount to be redeemed shall be redeemed on a Pro Rata basis from each Holder of Convertible Preferred Securities.

         (g) If the outstanding Convertible Amount or Non-Convertible Amount of Securities is to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Convertible Debentures or Non-Convertible Debentures with respect thereto are redeemed as set out in
Article X of the Amended and Restated Indenture (which notice will be irrevocable), then, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption of the Debentures, the Institutional Trustee will pay the relevant Convertible Redemption Price (or the Adjusted Redemption Price, as the case may be) or Non-Convertible Redemption Price, as the case may be, to the Holders of such Convertible Amount or Non-Convertible Amount by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given in connection with a redemption and funds deposited as required, then from and after the required date of such deposit, distributions will cease to accrue on
(i) the Convertible Amount so called for redemption and (ii) the Non-Convertible Amount so called for redemption and all rights of Holders of the Securities containing such Convertible Amount or Non-Convertible Amount so called for redemption will cease, except the right of the Holders of the Securities containing such Convertible Amount or Non-Convertible Amount to receive the Convertible Redemption Price (or the Adjusted Redemption Price, as the case may be) or Non- Convertible Redemption Price, as the case may be, but without interest thereon. If any date fixed for redemption of the Convertible Amount or Non-Convertible Amount of Securities is not a Business Day, then payment of the Convertible Redemption Price (or the Adjusted Redemption Price, as the case may be) or Non-Convertible Redemption Price, as the case may be, payable on such date will be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Convertible Redemption Price (or the Adjusted Redemption Price, as the case may be) or Non-Convertible Redemption Price, as the case may be, in respect of any Convertible Amount or Non-Convertible Amount of Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Convertible Amount or Non-Convertible Amount, as the case may be, will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Convertible

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



Redemption Price (or the Adjusted Redemption Price, as the case may be) or Non-Convertible Redemption Price, as the case may be.

         Neither the Regular Trustees nor the Trust shall be required (i) in the event of any redemption in part, to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before any selection for redemption of any Convertible Amount or Non-Convertible Amount of Securities and ending at the close of business on the earliest date in which the relevant Redemption/Distribution Notice is deemed to have been given to all holders of Securities containing such Convertible Amount or Non-Convertible Amount to be so redeemed or (ii) to register the transfer of or exchange any Securities containing any Convertible Amount or Non-Convertible Amount selected for redemption, in whole or in part, except for the unredeemed portion of any Convertible Amount or Non-Convertible Amount being redeemed in part.

         (h) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (i) in respect of Convertible Preferred Securities, to the Holders thereof, and (ii) in respect of the Common Securities, to the Holders thereof.

         (i) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Convertible Preferred Securities by tender, in the open market or otherwise.

         5.       Conversion Rights.

         The Holders of Securities shall have the right with respect to the outstanding Convertible Amount thereof at any time through the close of business on the last Business Day prior to the Maturity Date (as defined in the Amended and Restated Indenture) (or, in the case of any Convertible Amount of Securities called for redemption, prior to the close of business on the Business Day prior to the redemption date), at their option, to cause the Conversion Agent to convert Convertible Amount of Securities, on behalf of the converting Holders, into shares of Class A Common Stock in the manner described herein on and subject to the following terms and conditions:

         (a) All of the Convertible Amount of Securities held by any Holder (or any portion of such Convertible Amount that is an integral multiple of $1,000) will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Class A Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Convertible Amount of Securities for a portion of the Convertible Debentures theretofore held by the Trust on the basis of $1,000 in liquidation amount of Convertible Amount of Securities per $1,000 principal amount of Convertible Debentures, and immediately convert such amount of Convertible Debentures into fully paid and nonassessable shares of Class A Common Stock at an initial rate of 142.857 shares of Class A Common Stock per $1,000 principal amount of Convertible Debentures (which is equivalent to a conversion price of approximately $7.00 per share of Class A Common Stock, subject to certain adjustments set forth in Article XII of the Amended and Restated Indenture (as so adjusted, the "Conversion Price")). At least $1,000,000 in liquidation amount, or all, if less than $1,000,000 in liquidation amount, of the Convertible Amount of Securities held by the converting Holder must be converted in connection with any conversion into shares of Class A Common Stock pursuant to the foregoing.

         (b) In order to convert any Convertible Amount of Securities into shares of Class A Common Stock, the Holder shall submit to the Conversion Agent at its office an irrevocable request to convert such Convertible Amount of Securities on behalf of such Holder (the "Conversion Request"), together with such certificates. The Conversion Request shall (i) set forth the Convertible Amount to be converted and the name or names, if other than the Holder, in which the shares of Class A Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Convertible Amount of Securities for a portion of the Convertible Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Convertible Debentures on behalf of such Holder, into shares of Class A Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange such Convertible Amount of Securities for a portion of the Convertible Debentures held by the Trust and

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



the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Convertible Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify Capital Trust of the Holder's election to convert such Convertible Debentures into shares of Class A Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such Convertible Amount of Securities on the corresponding Distribution payment date notwithstanding the conversion of such Convertible Amount of Securities following such record date but prior to such distribution payment date; provided, however, that if the date of any redemption of the related Convertible Debentures falls between such record date and the related Distribution payment date, the amount of such Distribution shall include accumulated and unpaid Distributions accrued to but excluding such date of redemption, and such payment shall be made to the converting Holder. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Convertible Amount of Securities (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Class A Common Stock issued upon such conversion, except to the extent that such shares are held of record on the record date for any such distributions. The Convertible Amount of Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Convertible Amount of Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive shares of Class A Common Stock issuable upon conversion of the Convertible Debentures shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock at such time. As promptly as practicable on or after the Conversion Date, Capital Trust shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (c) Each Holder of Securities with respect to the Convertible Amount thereof by his acceptance thereof appoints Wilmington Trust Company as "Conversion Agent" for the purpose of effecting the conversion of any Convertible Amount of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange a Convertible Amount of Securities from time to time for Convertible Debentures held by the Trust in connection with the conversion of such Convertible Amount of Securities in accordance with this Section and (ii) to convert all or a portion of the Convertible Debentures into shares of Class A Common Stock and thereupon to deliver such shares of Class A Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Convertible Debenture or Convertible Debentures for any resulting unconverted principal amount.

         (d) No fractional shares of Class A Common Stock will be issued as a result of conversion of any Convertible Amount of Securities, but in lieu thereof such fractional interest will be paid in cash by Capital Trust, in an amount based on the Closing Price of a share of Class A Common Stock on the date such Convertible Amount of Securities are surrendered for conversion, to the Conversion Agent, which in turn will make such payment to the Holder or Holders of Securities so converted.

         (e) Capital Trust shall at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock, solely for issuance upon the conversion of the Convertible Debentures, free from any preemptive or other similar rights, such number of shares of Class A Common Stock as shall from time to time be issuable upon the conversion of all the Convertible Debentures then outstanding. Notwithstanding the foregoing, Capital Trust shall be entitled to deliver upon conversion of Convertible Debentures, shares of Class A Common Stock reacquired by Capital Trust (in lieu of the issuance of authorized and unissued shares of Class A Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Class A Common Stock issued upon conversion of the Convertible Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Class A Common Stock received upon conversion of the Convertible Debentures to the converting Holder free

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



and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of Capital Trust and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of shares of Class A Common Stock (and all requirements to list shares of Class A Common Stock issuable upon conversion of Convertible Debentures that are at the time applicable), in order to enable Capital Trust to lawfully issue shares of Class A Common Stock to the Trust upon conversion of the Convertible Debentures and the Trust to lawfully deliver shares of Class A Common Stock to each Holder upon conversion of any Convertible Amount of Securities.

         (f) Capital Trust will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Class A Common Stock on conversion of Convertible Debentures and the delivery of the shares of Class A Common Stock by the Trust upon conversion of any Convertible Amount of Securities. Capital Trust shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Class A Common Stock in a name other than that in which Securities whose Convertible Amount was so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

         (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Amended and Restated Declaration or to the Amended and Restated Declaration itself or otherwise require the Institutional Trustee or the Trust to pay any amounts on account of such withholdings.

         (h) The term "Closing Price" with respect to any security on any day means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Debenture Issuer for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Debenture Issuer.

         6.       Voting and Other Rights - Convertible Preferred Securities.

         (a) Except as provided under Sections 6(b) and 8 of this Annex I to the Amended and Restated Declaration and as otherwise required by law and the Amended and Restated Declaration, the Holders of the Convertible Preferred Securities will not have voting rights.

         (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Convertible Amount of the Convertible Preferred Securities then outstanding, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee with respect to the Convertible Amount of the Convertible Preferred Securities or the Convertible Debentures and the Holders of a Majority in liquidation amount of the Non-Convertible Amount of the Convertible Preferred Securities then outstanding, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee with respect to the Non-Convertible Amount of the Convertible Preferred Securities or the Non-Convertible Debentures, or may, in

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



either case, direct the exercise of any trust or power conferred upon the Institutional Trustee under the Amended and Restated Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Amended and Restated Indenture with respect to, in the case of the Holders of such Convertible Amount, the Convertible Debentures and, in the case of the Holders of such Non- Convertible Amount, the Non-Convertible Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.9 of the Amended and Restated Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Convertible Debentures and/or the Non-Convertible Debentures, as applicable, shall be due and payable, provided, however, that if an Event of Default under the Amended and Restated Indenture has occurred and is continuing then the holders of 25% of the aggregate Convertible Amount or Non-Convertible Amount (whichever corresponds to the series of Debentures in respect of which such Event of Default has occurred and is continuing) of the Convertible Preferred Securities then outstanding may direct the Institutional Trustee to declare the principal of and interest on such series of Debentures immediately due and payable; and provided, further, that, where a consent under the Amended and Restated Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of a series of Debentures then outstanding (a "Super Majority") affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Convertible Amount or the Non-Convertible Amount, as applicable, of Convertible Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of such series of Debentures then outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of any Holders of Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of Convertible Preferred Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust as a result of such action. If the Institutional Trustee fails to enforce its rights under the Debentures, any Holder of Convertible Preferred Securities may institute a legal proceeding against any person to enforce the Institutional Trustee's rights under the Debentures. If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on any of the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of a Convertible Amount of Convertible Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Convertible Debentures having a principal amount equal to the aggregate liquidation amount of the Convertible Amount of the Convertible Preferred Securities of such Holder, and a Holder of a Non-Convertible Amount of Convertible Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Non-Convertible Debentures having a principal amount equal to the aggregate liquidation amount of the Non-Convertible Amount of the Convertible Preferred Securities of such Holder (in either case, a "Direct Action") on or after the respective due date specified in the Convertible Debentures or the Non-Convertible Debentures, as the case may be. In connection with such Direct Action, the rights of the Holders of Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Issuer to such Holder of Convertible Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Convertible Preferred Securities (or any portion thereof) may be given at a separate meeting of Holders of Convertible Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Convertible Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Convertible Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

                                      I-12
932747.9

         No vote or consent of the Holders of the Convertible Preferred Securities will be required for the Trust to redeem and cancel Convertible Preferred Securities or to distribute the Debentures in accordance with the Amended and Restated Declaration and the terms of the Securities.

         Notwithstanding that Holders of Convertible Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Convertible Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         7.       Voting Rights - Common Securities.

         (a) Except as provided under Sections 7(b), 7(c) and 8 of this Annex I of the Amended and Restated Declaration and as otherwise required by law and the Amended and Restated Declaration, the Holders of the Common Securities will not have voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Amended and Restated Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Amended and Restated Declaration and only after any Event of Default with respect to Convertible Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Amended and Restated Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.9 of the Amended and Restated Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Amended and Restated Indenture would require the consent or act of the relevant Super Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Amended and Restated Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Amended and Restated Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                                      I-13
932747.9

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Amended and Restated Declaration and the terms of the Securities.

         8.       Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.1 of the Amended and Restated Declaration, if any proposed amendment to the Amended and Restated Declaration provides for, or the Regular Trustees otherwise propose to effect,
(i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Amended and Restated Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Amended and Restated Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities then outstanding affected thereby; provided, however, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Convertible Preferred Securities or only the Common Securities, then only such affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities then outstanding; provided, further, that if any amendment or proposal referred to in clause (i) above would affect only the Convertible Amount of the Securities or would disadvantage the Holders of Convertible Amounts of Convertible Preferred Securities vis-a-vis the Holders of Non-Convertible Amounts of Convertible Preferred Securities, then only Holders of Convertible Amounts of Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of the then-outstanding Convertible Amount of Securities; provided, further, that if any amendment or proposal referred to in clause (i) above would affect only the Non-Convertible Amount of the Securities or would disadvantage the Holders of Non-Convertible Amounts of Convertible Preferred Securities vis-a-vis the Holders of Convertible Amounts of Convertible Preferred Securities, then only Holders of Non-Convertible Amounts of Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of the then-outstanding Non-Convertible Amount of Securities.

         (b) In the event the consent of the Institutional Trustee as the holder of the Debentures (or a series thereof) is required under the Amended and Restated Indenture with respect to any amendment, modification or termination of the Amended and Restated Indenture or the Debentures (or a series thereof), the Institutional Trustee shall request the written direction of the Holders of the Securities (or of the Holders of the Convertible Amount or the Non-Convertible Amount, depending on whether the direction requested is in respect of the Convertible Debentures or the Non-Convertible Debentures) with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities (or of the Convertible Amount or the Non-Convertible Amount, as applicable) then outstanding, voting together as a single class; provided, however, that where a consent under the Amended and Restated Indenture would require the consent of the relevant Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities (or of the Convertible Amount or the Non-Convertible Amount, as applicable) then outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures (or series thereof) then outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of Securities under this Section 8(b) unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust as a result of such action.




                                      I-14
932747.9

         9.       Pro Rata.

         (a) A reference in these terms of the Securities to any distribution or treatment as being "Pro Rata" shall mean:

                  (i) with respect to distributions or treatments related to the Convertible Debentures or Convertible Amount, pro rata to each Holder of Securities according to the aggregate Convertible Amount (expressed in liquidation amount) of the Securities held by the relevant Holder in relation to the aggregate Convertible Amount (expressed in liquidation amount) of all Securities outstanding unless, in relation to a payment, an Event of Default under the Amended and Restated Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first in cash to each Holder of Convertible Preferred Securities pro rata according to the aggregate Convertible Amount (expressed in liquidation amount) of Convertible Preferred Securities held by the relevant Holder relative to the aggregate Convertible Amount (expressed in liquidation amount) of all Convertible Preferred Securities outstanding and, only after satisfaction of all amounts owed to the Holders of the Convertible Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate Convertible Amount (expressed in liquidation amount) of Common Securities held by the relevant Holder relative to the aggregate Convertible Amount (expressed in liquidation amount) of all Common Securities outstanding; and

                  (ii) with respect to distributions or treatments related to the Non-Convertible Debentures or Non-Convertible Amount, pro rata to each Holder of Securities according to the aggregate Non- Convertible Amount (expressed in liquidation amount) of the Securities held by the relevant Holder in relation to the aggregate Non-Convertible Amount (expressed in liquidation amount) of all Securities outstanding unless, in relation to a payment, an Event of Default under the Amended and Restated Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first in cash to each Holder of the Convertible Preferred Securities pro rata according to the aggregate Non-Convertible Amount (expressed in liquidation amount) of Convertible Preferred Securities held by the relevant Holder relative to the aggregate Non-Convertible Amount (expressed in liquidation amount) of all Convertible Preferred Securities outstanding and, only after satisfaction of all amounts owed to the Holders of the Convertible Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate Non-Convertible Amount (expressed in liquidation amount) of Common Securities held by the relevant Holder relative to the aggregate Non-Convertible Amount (expressed in liquidation amount) of all Common Securities outstanding.

         10.      Ranking.

         The Convertible Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default under the Amended and Restated Declaration occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Convertible Preferred Securities.

         11.      Acceptance of Securities Guarantee and Indenture.

         Each Holder of Convertible Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Convertible Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Amended and Restated Indenture.

         12.      No Preemptive Rights.

         The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

         13.      Miscellaneous.

                                      I-15
932747.9

         These terms constitute a part of the Amended and Restated Declaration. The Sponsor will provide a copy of the Amended and Restated Declaration, the Convertible Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Amended and Restated Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.


                                      I-16
932747.9

                                   EXHIBIT A-1

             [FORM OF CONVERTIBLE PREFERRED SECURITIES CERTIFICATE]


CERTIFICATE NUMBER:

LIQUIDATION AMOUNT OF CONVERTIBLE PREFERRED SECURITIES:

CONVERTIBLE AMOUNT OF SUCH LIQUIDATION AMOUNT:

NON-CONVERTIBLE AMOUNT OF SUCH LIQUIDATION AMOUNT:

CUSIP NO.: IF RULE 144A - [________________]; IF ACCREDITED INVESTOR - [________________]; IF REGULATION S - [________________]

ISIN NO.:  [________________] - - ONLY IF REGULATION S




                                      A1-1
932747.9

             Certificate Evidencing Convertible Preferred Securities

                                       of

                             CT CONVERTIBLE TRUST I

[PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE, ANY CERTIFICATE EVIDENCING CONVERTIBLE PREFERRED SECURITIES SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE REGULAR TRUSTEES (WITH WRITTEN NOTICE TO THE INSTITUTIONAL TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
(A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OR EXCHANGE OF THE CONVERTIBLE AMOUNT OF THIS SECURITY ("COMMON STOCK") EXCEPT (A) TO CAPITAL TRUST, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES SHARES OF COMMON STOCK, THE TRANSFER AGENT FOR THE SHARES OF COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES SHARES OF COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR CT CONVERTIBLE TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE SHARES OF COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE, SUCH

                                      A1-2
932747.9

CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED DECLARATION REFERRED TO HEREIN.]

NO LATER THAN 10 DAYS AFTER THE ISSUE DATE OF THE CONVERTIBLE PREFERRED SECURITIES, INFORMATION CONCERNING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY (AS THOSE TERMS ARE USED FOR FEDERAL INCOME TAX PURPOSES) OF THE CONVERTIBLE PREFERRED SECURITIES MAY BE OBTAINED FROM THE REGULAR TRUSTEES OF CT CONVERTIBLE TRUST I AT 605 THIRD AVENUE, 26TH FLOOR, NEW YORK, NY 10016.


             Variable Step Up Convertible Trust Preferred Securities

         CT Convertible Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________ (the "Holder") is the registered owner of $________ aggregate liquidation amount, of which $___________ is convertible into shares of Class A Common Stock as set forth on the reserve hereof (the "Convertible Amount") and $___________ is not so convertible (the "Non- Convertible Amount"), of convertible preferred securities of the Trust, representing undivided beneficial interests in the assets of the Trust, designated as the Variable Step Up Convertible Trust Preferred Securities (the "Convertible Preferred Securities"). The Convertible Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.

         The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of May 10, 2000, as the same may be amended from time to time (the "Amended and Restated Declaration"), including the designation of the terms of the Convertible Preferred Securities as set forth in Annex I to the Amended and Restated Declaration.

         Capitalized terms used herein but not defined herein shall have the meaning given them in the Amended and Restated Declaration. The Holder is entitled to the benefits of the Convertible Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Amended and Restated Declaration, the Convertible Preferred Securities Guarantee and the Amended and Restated Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Amended and Restated Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Convertible Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Convertible Preferred Securities shall not be entitled to any benefit under the Amended and Restated Declaration or be valid or obligatory for any purpose.

                                      A1-3
932747.9

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ________, ____.

                                       CT Convertible Trust I


                                        By:  __________________________________
                                             Name:
                                             Title: Trustee
                                        Solely as trustee and not in his
                                        individual capacity

                                      A1-4
932747.9

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

              INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Convertible Preferred Securities referred to in the within-mentioned Amended and Restated Declaration.

Dated:  _________  __, ____



Wilmington Trust Company,
as Institutional Trustee                      or as Authentication Agent

By: _______________________________           By: _____________________________
    Authorized Signatory                          Authorized Signatory



                                      A1-5
932747.9

        [FORM OF REVERSE OF CONVERTIBLE PREFERRED SECURITIES CERTIFICATE]

         Distributions payable on the Convertible Preferred Securities will be fixed as follows:

                  (i) With respect to the Convertible Amount of the Convertible Preferred Securities, distributions will be fixed at a rate per annum of 8.25% of the Convertible Amount of the Convertible Preferred Securities from and including May 10, 2000 to and including March 31, 2002, such rate per annum automatically increasing on April 1, 2002 to the greater (as determined as of the last Business Day of each calendar quarter) of the following:

                           (A) 10.00% per annum, such rate per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1, and

                           (B)      the Common Rate (as defined below)

         (the rate in effect at any time is hereinafter referred to as the "Convertible Coupon Rate"), and the Convertible Coupon Rate being the rate of interest payable on the Convertible Debentures to be held by the Institutional Trustee. Distributions in arrears with respect to the Convertible Amount of the Securities for more than one quarter will entitle Holders of such Convertible Amounts to Distributions on such Distributions, calculated on the basis of an interest factor compounded quarterly at the Convertible Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such Distributions on Distributions unless otherwise stated. A Distribution with respect to the Convertible Amount is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. In addition, payments on the Convertible Debentures to the Institutional Trustee shall only be available for Distributions in respect of the Convertible Amount. The amount of Distributions payable for any period will be computed for any full quarterly period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  (ii) With respect to the Non-Convertible Amount of the Convertible Preferred Securities, distributions will be fixed at a rate per annum of 13.00% of the Non-Convertible Amount of the Convertible Preferred Securities from and including May 10, 2000 to and including September 30, 2004, such rate per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1 (such rate in effect at any time is hereinafter referred to as the "Non-Convertible Coupon Rate"), and such rate being the rate of interest payable on the Non-Convertible Debentures to be held by the Institutional Trustee. Distributions in arrears with respect to the Non-Convertible Amount of the Securities for more than one quarter will entitle Holders of such Non-Convertible Amounts to Distributions on such Distributions, calculated on the basis of an interest factor compounded quarterly at the Non-Convertible Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such Distributions on Distributions unless otherwise stated. A Distribution with respect to the Non-Convertible Amount is payable only to the extent that payments are made in respect of the Non-Convertible Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. In addition, payments on the Non-Convertible Debentures to the Institutional Trustee shall only be available for Distributions in respect of the Non-Convertible Amount. The amount of Distributions payable for any period will be computed for any full quarterly period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                                      A1-6
932747.9

         Except as otherwise described below, Distributions on the Convertible Preferred Securities will be cumulative, will accrue from May 10, 2000 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 2000, which payment dates shall correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such Distribution which shall be the close of business 15 days prior to such Distribution Payment Date unless otherwise provided in the Amended and Restated Declaration. The Debenture Issuer has the right under the Amended and Restated Indenture to defer payments of interest by extending the interest payment period from time to time on all of the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"); provided that no Extension Period shall last beyond the date of the maturity or any redemption date of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with Distributions on such Distributions, calculated on the basis of an interest factor (to the extent permitted by applicable law) at the applicable Coupon Rate (the Convertible Coupon Rate or the Non-Convertible Coupon Rate) compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         The Convertible Preferred Securities shall be redeemable as provided in the Amended and Restated Declaration.

         The Convertible Amount of the Convertible Preferred Securities shall be convertible into shares of Class A Common Stock, through (i) the exchange of such Convertible Amount for a portion of the Convertible Debentures and (ii) the immediate conversion of such Convertible Debentures into Debenture Issuer shares of Class A Common Stock, in the manner and according to the terms set forth in the Amended and Restated Declaration.



                                      A1-7
932747.9

                               CONVERSION REQUEST


To:      Wilmington Trust Company,
         as Institutional Trustee of CT Convertible Trust I and as Conversion Agent

         The undersigned owner of these Convertible Preferred Securities hereby irrevocably exercises the option to convert the Convertible Amount of these Convertible Preferred Securities, or the portion of such Convertible Amount below designated, into shares of Class A Common Stock (as that term is defined in the Amended and Restated Declaration, as defined below) in accordance with the terms of the Amended and Restated Declaration of Trust (the "Amended and Restated Declaration"), dated as of May 10, 2000, by John R. Klopp and Sheli Z. Rosenberg, as Regular Trustees, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Capital Trust, Inc., as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Amended and Restated Declaration. Pursuant to the aforementioned exercise of the option to convert the Convertible Amount of these Convertible Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Amended and Restated Declaration) to (i) exchange the Convertible Amount of such Convertible Preferred Securities for a portion of the Convertible Debentures (as that term is defined in the Amended and Restated Declaration) held by the Trust (at the rate of exchange specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Amended and Restated Declaration) and
(ii) immediately convert such Convertible Debentures on behalf of the undersigned, into shares of Class A Common Stock (at the conversion rate specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Amended and Restated Declaration).

         The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: _______________, ____

                                            in whole _____      in part _____

                                            Amount (in liquidation amount) of
                                            Convertible Amount of Convertible
                                            Preferred Securities to be
                                            converted: ____________________

                                            If a name or names other than the
                                            undersigned, please indicate in the
                                            spaces below the name or names in
                                            which the shares of Class A Common
                                            Stock are to be issued, along with
                                            the address or addresses of such
                                            person or persons.

                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------


                                            ------------------------------------
                                            Signature (for conversion only)


                                      A1-8
932747.9

                                            Please Print or Typewrite Name and
                                            Address, Including Zip Code, and
                                            Social Security or Other Identifying
                                            Number

                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------

                                            Signature Guarantee:1 _____________

--------

1
     (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A1-9
932747.9

                                  [FORM OF ASSIGNMENT FOR DEFINITIVE CONVERTIBLE
                                               PREFERRED SECURITIES]

For value received ______________________ hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please insert social security or other taxpayer identification number of assignee.)

the within security and hereby irrevocably constitutes and appoints ____________ attorney to transfer the said security on the books of the Trust, with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such security is being transferred:

       o      To Capital Trust, Inc. or a subsidiary thereof; or

       o to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

       o To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

       o Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

       o Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

       o      Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate," as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"), of Capital Trust, Inc.:

       o The transferee is an Affiliate of Capital Trust, Inc.

Dated: ___________________________

Signature(s)
                             --------------------------------------


                             --------------------------------------


                             --------------------------------------
                             Signature Guarantee1

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Convertible Preferred Securities Certificate in every particular without alteration or enlargement or any change whatever.


--------

1
     (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A1-10
932747.9

                                   EXHIBIT A-2

                      FORM OF COMMON SECURITIES CERTIFICATE


CERTIFICATE NUMBER:

LIQUIDATION AMOUNT OF COMMON SECURITIES:

CONVERTIBLE AMOUNT OF SUCH LIQUIDATION AMOUNT:

NON-CONVERTIBLE AMOUNT OF SUCH LIQUIDATION AMOUNT:


                    Certificate Evidencing Common Securities

                                       of

                             CT CONVERTIBLE TRUST I


              Variable Step Up Convertible Trust Common Securities

         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD UNLESS SUCH OFFER AND SALE ARE REGISTERED UNDER OR ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. THE TRANSFER OF THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED DECLARATION REFERRED TO BELOW.

         NO LATER THAN 10 DAYS AFTER THE ISSUE DATE OF THE COMMON SECURITIES, INFORMATION CONCERNING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY (AS THOSE TERMS ARE USED FOR FEDERAL INCOME TAX PURPOSES) OF THE COMMON SECURITIES MAY BE OBTAINED FROM THE REGULAR TRUSTEES OF CT CONVERTIBLE TRUST I AT 605 THIRD AVENUE, 26TH FLOOR, NEW YORK, NY 10016.

         CT Convertible Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________________________________ (the "Holder") is the registered owner of $______ aggregate liquidation amount, of which $___________ is convertible into shares of Class A Common Stock as set forth on the reverse hereof (the "Convertible Amount") and $___________ is not so convertible (the "Non-Convertible Amount"), of common securities of the Trust, representing undivided beneficial interests in the assets of the Trust, designated the Variable Step Up Convertible Trust Common Securities (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.

         The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of May 10, 2000, as the same may be amended from time to time (the "Amended and Restated Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Amended and Restated Declaration.

         Capitalized terms used herein but not defined herein shall have the meaning given them in the Amended and Restated Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent

                                      A2-1
932747.9
provided therein. The Sponsor will provide a copy of the Amended and Restated Declaration, the Common Securities Guarantee and the Amended and Restated Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Amended and Restated Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.


         IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of __________, ____.

                             CT Convertible Trust I


                             By: ____________________________________________
                                 Name:
                                 Title: Trustee
                             Solely as trustee and not in his individual
                             capacity



                                      A2-2
932747.9

               [FORM OF REVERSE OF COMMON SECURITIES CERTIFICATE]

         Distributions payable on the Common Securities will be fixed as follows:

                  (i) With respect to the Convertible Amount of the Common Securities, distributions will be fixed at a rate per annum of 8.25% of the Convertible Amount of the Common Securities from and including May 10, 2000 to and including March 31, 2002, such rate per annum automatically increasing on April 1, 2002 to the greater (as determined as of the last Business Day of each calendar quarter) of the following:

                           (A) 10.00% per annum, such rate per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1, and

                           (B)      the Common Rate (as defined below)

         (the rate in effect at any time is hereinafter referred to as the "Convertible Coupon Rate"), and such rate being the rate of interest payable on the Convertible Debentures to be held by the Institutional Trustee. Distributions in arrears with respect to the Convertible Amount of the Securities for more than one quarter will entitle Holders of such Convertible Amounts to Distributions on such Distributions, calculated on the basis of an interest factor compounded quarterly at the Convertible Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such Distributions on Distributions unless otherwise stated. A Distribution with respect to the Convertible Amount is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. In addition, payments on the Convertible Debentures to the Institutional Trustee shall only be available for Distributions in respect of the Convertible Amount. The amount of Distributions payable for any period will be computed for any full quarterly period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  (ii) With respect to the Non-Convertible Amount of the Common Securities, distributions will be fixed at a rate per annum of 13.00% of the Non-Convertible Amount of the Common Securities from and including May 10, 2000 to and including September 30, 2004, such rate per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1 (such rate in effect at any time is hereinafter referred to as the "Non-Convertible Coupon Rate"), and such rate being the rate of interest payable on the Non-Convertible Debentures to be held by the Institutional Trustee. Distributions in arrears with respect to the Non-Convertible Amount of the Securities for more than one quarter will entitle Holders of such Non-Convertible Amounts to Distributions on such Distributions, calculated on the basis of an interest factor compounded quarterly at the Non-Convertible Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such Distributions on Distributions unless otherwise stated. A Distribution with respect to the Non- Convertible Amount is payable only to the extent that payments are made in respect of the Non- Convertible Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. In addition, payments on the Non-Convertible Debentures to the Institutional Trustee shall only be available for Distributions in respect of the Non-Convertible Amount. The amount of Distributions payable for any period will be computed for any full quarterly period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from May 10, 2000 and will be payable quarterly in arrears, on March 31, June 30, September 30 and

                                      A2-3
932747.9

December 31 of each year, commencing on June 30, 2000, which payment dates shall correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such Distribution which shall be the close of business 15 days prior to such Distribution Payment Date unless otherwise provided in the Amended and Restated Declaration. The Debenture Issuer has the right under the Amended and Restated Indenture to defer payments of interest by extending the interest payment period from time to time on all of the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"); provided that no Extension Period shall last beyond the date of the maturity or any redemption date of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with Distributions on such Distributions, calculated on the basis of an interest factor (to the extent permitted by applicable law) at the applicable Coupon Rate (the Convertible Coupon Rate or the Non- Convertible Coupon Rate) compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         The Common Securities shall be redeemable as provided in the Amended and Restated Declaration.

         The Convertible Amount of the Common Securities shall be convertible into shares of Class A Common Stock, through (i) the exchange of such Convertible Amount for a portion of the Convertible Debentures and (ii) the immediate conversion of such Convertible Debentures into Debenture Issuer shares of Class A Common Stock, in the manner and according to the terms set forth in the Amended and Restated Declaration.



                                      A2-4
932747.9

                               CONVERSION REQUEST

To:      Wilmington Trust Company,
         as Institutional Trustee of CT Convertible Trust I and as Conversion Agent

         The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert the Convertible Amount of these Common Securities, or the portion of such Convertible Amount below designated, into shares of Class A Common Stock (as that term is defined in the Amended and Restated Declaration, as defined below) in accordance with the terms of the Amended and Restated Declaration of Trust (the "Amended and Restated Declaration"), dated as of May 10, 2000, by John R. Klopp and Sheli Z. Rosenberg, as Regular Trustees, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Capital Trust, Inc., as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Amended and Restated Declaration. Pursuant to the aforementioned exercise of the option to convert the Convertible Amount of these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Amended and Restated Declaration) to (i) exchange the Convertible Amount of such Common Securities for a portion of the Convertible Debentures (as that term is defined in the Amended and Restated Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Amended and Restated Declaration) and (ii) immediately convert such Convertible Debentures on behalf of the undersigned, into shares of Class A Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Amended and Restated Declaration).

         The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Date:  _______________, ____

                                            in whole _____ in part _____

                                            Amount (in liquidation amount) of
                                            Convertible Amount of Common
                                            Securities to be converted:
                                            ____________________

                                            If a name or names other than the
                                            undersigned, please indicate in the
                                            spaces below the name or names in
                                            which the shares of Class A Common
                                            Stock are to be issued, along with
                                            the address or addresses of such
                                            person or persons.


                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------


                                            ------------------------------------
                                            Signature (for conversion only)


                                      A2-5
932747.9

                                            Please Print or Typewrite Name and
                                            Address, Including Zip Code, and
                                            Social Security or Other Identifying
                                            Number


                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------

                                            Signature Guarantee:1 ______________


--------

     1 (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A2-6
932747.9

              [FORM OF ASSIGNMENT FOR DEFINITIVE COMMON SECURITIES]

For value received ______________________ hereby sell(s), assign(s) and transfer(s) unto _________________________________________
(Please insert social security or other taxpayer identification number of assignee.)

the within security and hereby irrevocably constitutes and appoints ____________ attorney to transfer the said security on the books of the Trust, with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such security is being transferred:

       o      To Capital Trust, Inc. or a subsidiary thereof; or

       o Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

       o To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

       o Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

       o Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

       o      Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate," as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"), of Capital Trust, Inc.:

       o      The transferee is an Affiliate of Capital Trust, Inc.


Dated: ____________________________

Signature(s)
                            --------------------------------------

                            --------------------------------------

                            --------------------------------------
                            Signature Guarantee1

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Common Securities Certificate in every particular without alteration or enlargement or any change whatever.

--------

1
     (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                      A2-7
932747.9

                                    EXHIBIT B

                        SPECIMEN OF CONVERTIBLE DEBENTURE


                                       B-1
932747.9

                                    EXHIBIT C

                      SPECIMEN OF NON-CONVERTIBLE DEBENTURE


                                       C-1
932747.9